Wellington Shields All-Cap Fund

c/o M3Sixty Administration, LLC

4300 Shawnee Mission Parkway, Suite 100

Fairway, KS 66205

(888) 626-3863

March 11, 2018

Dear Shareholder:

On behalf of the Board of Trustees (the “Board”) of Capital Management Investment Trust (the “Trust”), we are pleased to invite you to a special meeting of shareholders (the “Special Meeting”) of the Wellington Shields All-Cap Fund (the “All-Cap Fund”). The Special Meeting is scheduled for March 30, 2018 at 9:00 a.m. Eastern time, at 140 Broadway, New York, NY 10005.

At the Special Meeting, shareholders of the All-Cap Fund will be asked to vote on the proposed reorganization (the “Reorganization”) of the All-Cap Fund with and into the Capital Management Mid-Cap Fund (the “Mid-Cap Fund”) (collectively, the “Funds”). The Funds are each series of the Trust and share the same team of portfolio managers.

If the Reorganization is approved by shareholders, you will become a shareholder of the Mid-Cap Fund beginning on the date the Reorganization occurs.

Formal notice of the Special Meeting appears on the next page, followed by a combined proxy statement and prospectus (the “Proxy Statement/Prospectus”). The Reorganization is discussed in detail in the enclosed Proxy Statement/Prospectus, which you should read carefully. The Board recommends that you vote “FOR” the Reorganization.

Additionally, as detailed later in this enclosed Proxy Statement/Prospectus, the Mid-Cap Fund is changing its name, investment objective, and expanding its investment strategies to align with those of the All-Cap Fund. Accordingly, it is anticipated that the Reorganization would provide shareholders of the All-Cap Fund with an opportunity to participate in a fund that invests substantially similar to the Fund they are currently invested in.

Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please read the Proxy Statement/Prospectus and cast your vote. It is important that your vote be received no later than March 29, 2018.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

W. Jameson McFadden

President

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

OF

WELLINGTON SHIELDS ALL-CAP FUND

c/o M3Sixty Administration, LLC

4300 Shawnee Mission Parkway, Suite 100

Fairway, KS 66205

(888) 626-3863

Scheduled for March 30, 2018

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders (the “Special Meeting”) of the Wellington Shields All-Cap Fund (the “All-Cap Fund”) is scheduled for 9:00 a.m., Eastern time, on March 30, 2018 at 140 Broadway, New York, NY 10005.

At the Special Meeting, the All-Cap Fund’s shareholders will be asked to vote on the proposals listed below:

1.	To approve an Agreement and Plan of Reorganization by and between the All-Cap Fund and the Capital Management Mid-Cap Fund (the “Mid-Cap Fund”), providing for the reorganization of All-Cap Fund with and into the Mid-Cap Fund (the “Reorganization”); and

2.	To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

Please read the enclosed combined proxy statement and prospectus (the “Proxy Statement/Prospectus”) carefully for information concerning the Reorganization to be placed before the Special Meeting.

The Board of Trustees recommends that you vote “FOR” the Proposal.

Shareholders of record as of the close of business on February 26, 2018 are entitled to notice of, and to vote at, the Special Meeting and are also entitled to vote at any adjournments or postponements thereof. Your attention is called to the accompanying Proxy Statement/Prospectus. Regardless of whether you plan to attend the Special Meeting, please complete, sign, and return the enclosed Proxy Ballot by March 29, 2018 so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by submitting a revised Proxy Ballot, by giving written notice of revocation to the All-Cap Fund or by voting in person at the Special Meeting.

By Order of the Board of Trustees

W. Jameson McFadden

President

March 11, 2018

PROXY STATEMENT/PROSPECTUS

March 11, 2018

Special Meeting of Shareholders

of the Wellington Shields All-Cap Fund

Scheduled for March 30, 2018

Acquisition of the Assets of:	By and in Exchange for Shares of Beneficial Interest of:
Wellington Shields All-Cap Fund Class A (A series of Capital Management Investment Trust) 4300 Shawnee Mission Parkway, Suite 100 Fairway, KS 66205 888-626-3863	Capital Management Mid-Cap Fund Institutional Class (A series of Capital Management Investment Trust) 4300 Shawnee Mission Parkway, Suite 100 Fairway, KS 66205 888-626-3863

(each an open-end investment company)

Important Notice Regarding the Availability of Proxy Statement/Prospectus for

the Special Meeting to be held on March 30, 2018

The Proxy Statement/Prospectus explains concisely what you should know before voting on the matters described herein or investing in the Mid-Cap Fund. Please read it carefully and keep it for future reference.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMIEND THAT THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

I.	GENERAL INFORMATION	5
II.	INTRODUCTION	7
III.	QUESTIONS AND ANSWERS	7
IV.	SUMMARY OF PROPOSAL	9
V.	PROPOSAL ONE: REORGANIZATION OF THE WELLINGTON SHIELDS ALL CAP FUND INTO THE CAPITAL MANAGEMENT MID-CAP FUND	11
VI.	GENERAL INFORMATION ABOUT THE PROXY STATEMENT/PROSPECTUS	30
APPENDIX A: AGREEMENT AND PLAN OF REORGANIZATION		33
APPENDIX B: ADDITIONAL INFORMATION REGARDING THE MID-CAP FUND		47
APPENDIX C: FINANCIAL HIGHLIGHTS OF THE FUNDS		55
APPENDIX D: PROXY CARD		58
PART B – STATEMENT OF ADDITIONAL INFORMATION		60
PRO-FORMA FINANCIAL STATEMENTS		61

GENERAL INFORMATION

To obtain more information about the Wellington Shields All-Cap Fund (the “All-Cap Fund”) and the Capital Management Mid-Cap Fund (the “Mid-Cap Fund”) (collectively, the “Funds”), please write or call for a free copy of the current prospectus, statement of additional information, annual/semi-annual shareholder reports, or other information. The Funds currently do not have a website.

By Phone:	(888) 626-3863

By Mail:	Wellington Shields All-Cap Fund
c/o M3Sixty Administration, LLC
4300 Shawnee Mission Parkway, Suite 100
Fairway, KS 66205

The following documents containing additional information about the Funds, each having been filed with the U.S. Securities and Exchange Commission (“SEC”), are incorporated by reference into this Proxy Statement/Prospectus:

1.	The Statement of Additional Information dated March 10, 2018 relating to this Proxy Statement/Prospectus;

2.	The Prospectus and Statement of Additional Information dated March 30, 2017, each as supplemented to date, for the All-Cap Fund and the Mid-Cap Fund;

3.	The Annual Report dated November 30, 2017 for each of the Funds; and

4.	The Semi-Annual Report dated May 31, 2017 for each of the Funds.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder, and in accordance therewith, file reports and other information including proxy materials with the SEC.

This Proxy Statement/Prospectus will be mailed on or about March 14, 2018 to shareholders of record of the All-Cap Fund as of February 26, 2018 (the “Record Date”).

You also may view or obtain these documents from the SEC:

In Person:	Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549
(202) 551-8090

By Mail:	U.S. Securities and Exchange Commission
Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549
(Duplication Fee Required)

By Email:	publicinfo@sec.gov
(Duplication Fee Required)
By Internet:	www.sec.gov

When contacting the SEC, you will want to refer to the Funds’ SEC file numbers. The file number for the document listed above as (1) is File No. generated with N-14 filing. The file number for the documents listed above as (2), (3) and (4) is 811-22208.

INTRODUCTION

Questions & Answers

What is happening?

At a meeting held on October 26, 2017, the Board of Trustees (the “Board”) of Capital Management Investment Trust approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”), which provides for the reorganization of the Wellington Shields All-Cap Fund (the “All-Cap Fund”) with and into the Capital Management Mid-Cap Fund (the “Mid-Cap Fund”) (the “Reorganization”). The Reorganization Agreement requires shareholder approval, and if approved, is expected to be effective on March 30, 2018 or such other date as the parties may agree (the “Closing Date”).

Why did you send me this information?

These materials include a combined proxy statement and prospectus (the “Proxy Statement/Prospectus”) and a Proxy Ballot for the All-Cap Fund. It provides you with information you should review before providing voting instructions on the proposals listed in the Notice of Special Meeting of Shareholders.

Because you, as a shareholder of the All-Cap Fund, are being asked to approve a Reorganization Agreement that will result in a transaction in which you will ultimately hold shares of the Mid-Cap Fund, this Proxy Statement also serves as a prospectus for the Mid-Cap Fund. The Mid-Cap Fund is an open-end management investment company whose investment objective is described below.

Who is eligible to vote?

Shareholders holding an investment in shares of the All-Cap Fund as of the close of business on February 26, 2018 (the “Record Date”) are eligible to vote at the Special Meeting or any adjournments or postponements thereof.

How do I vote?

You may submit your Proxy Ballot in one of four ways:

●	By Internet. The web address and instructions for voting can be found on the enclosed Proxy Ballot. You will be required to provide your control number located on the Proxy Ballot.

●	By Telephone. The toll-free number for telephone voting can be found on the enclosed Proxy Ballot. You will be required to provide your control number located on the Proxy Ballot.

●	By Mail. Mark the enclosed Proxy Ballot, sign and date it, and return it in the postage-paid envelope we provided. Both joint owners must sign the Proxy Ballot.

●	In Person at the Special Meeting. You can vote your shares in person at the Special Meeting. If you expect to attend the Special Meeting in person, please call toll-free at (888) 626-3863

To be certain your vote will be counted, a properly executed Proxy Ballot must be received no later than 5:00 p.m., Eastern time, on March 29, 2018.

Should shareholders require additional information regarding the Special Meeting, they may contact 888-626-3863.

How does the Board recommend that I vote?

The Board recommends that shareholders vote “FOR” the Proposal.

When and where will the Special Meeting be held?

The Special Meeting is scheduled to be held at 140 Broadway, New York, NY 10005, on March 30, 2018 at 9:00 a.m. Eastern time. If the Special Meeting is adjourned or postponed, any adjournments or postponements of the Special Meeting will also be held at the above location. If you expect to attend the Special Meeting in person, please call 1-888.626.3863.

SUMMARY OF THE PROPOSAL

Proposal One – The Reorganization

You should read this entire Proxy Statement/Prospectus and the Reorganization Agreement, which is included in Appendix A. For more information about the Mid-Cap Fund, please consult Appendix B.

On October 26, 2017, the Board approved the Reorganization. Subject to shareholder approval, the Reorganization Agreement provides for:

●	the transfer of all of the assets of All-Cap Fund to the Mid-Cap Fund in exchange solely for shares of beneficial interest of the Mid-Cap Fund’s Institutional Class of shares;

●	the assumption by the Mid-Cap Fund of all the liabilities of the All-Cap Fund;

●	the distribution of Institutional Class shares of the Mid-Cap Fund to the shareholders of the All-Cap Fund in the complete liquidation of the All-Cap Fund.

If shareholders approve the Reorganization, each owner of shares of the All-Cap Fund would become a shareholder of Institutional Class shares of the Mid-Cap Fund. The Institutional Class of shares was selected over the Investor Class of shares primarily due to its lower cost structure. See below for a detailed description of Institutional Class shares. The Reorganization is expected to be effective on the Closing Date. Each shareholder of the All-Cap Fund will hold, immediately after the Closing Date, Institutional Class shares of the Mid-Cap Fund having an aggregate value equal to the aggregate value of the shares of All-Cap Fund held by that shareholder as of the close of business on the Closing Date.

In considering whether to approve the Reorganization, you should note that:

●	Upon the approval of the Reorganization, the Mid-Cap Fund is adopting the investment objective and investment strategies currently employed by the All-Cap Fund (see below regarding additional information on changes to the Mid-Cap Fund’s name and strategies).

●	Capital Management Associates, Inc. (the “Advisor”) will continue to serve as investment adviser to the Mid-Cap Fund.

●	It is expected that the total annual operating expenses (before fee waivers and expense reimbursements) of the Mid-Cap Fund are expected to decrease as a result of the Reorganization. Each Fund is currently operating under an expense limitation arrangement pursuant to which their respective adviser has agreed to waive its advisory fees and limit certain other operating expenses through April 1, 2018. In conjunction with Proposal 1, the Advisor has agreed to extend the expense limitation arrangement with respect to the Mid-Cap Fund until at least April 1, 2019. There can be no assurance that these obligations will be continued.

●	Each Fund is serviced by the same service providers, including the distributor, administrator, transfer agent, and custodian.

●	The Reorganization will not affect a shareholder’s right to purchase, redeem, or exchange shares of the Funds. In addition, the Reorganization will not affect how shareholders purchase or sell their shares. Following the Reorganization, all shareholders of the All-Cap Fund will receive Institutional Class shares of the Mid-Cap Fund.

●	The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”); accordingly, pursuant to this treatment, neither the All-Cap Fund nor its shareholders nor the Mid-Cap Fund nor its shareholders are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement.

Additional Information on Proposed Changes to the Mid-Cap Fund’s Name and Strategies

Additionally, on October 26, 2017, the Board approved a proposal to change the name of the Mid-Cap Fund to the Wellington Shields All-Cap Fund (the “All-Cap Fund”) and to adopt the investment objective and strategies of the All-Cap Fund. These revisions are intended to allow the Mid-Cap Fund (i.e., the All-Cap Fund after the Reorganization) to focus on a broader range of asset classes. These changes do not require approval by the shareholders of the Mid-Cap Fund, nor are these shareholders being asked to vote on them in connection with the Reorganization. Notice of the changes to the Mid-Cap Fund were provided to shareholders of that Fund on February 1, 2018 and are expected to take effect on March 30, 2018 in conjunction with the anticipated closing of the Reorganization. In approving the Reorganization into the Mid-Cap Fund, you should be aware that that Fund’s name and strategies will change effective March 30, 2018. More information on those changes are presented in this Proxy Statement/Prospectus.

In addition, shareholders of the Mid-Cap Fund approved changes to the Fund’s fundamental investment restrictions. These changes, which were presented in a proxy statement, took effect on March 1, 2018. If you have any questions, please call 1-888-626-3863.

PROPOSAL ONE – APPROVAL OF THE REORGANIZATION

Introduction

Shareholders of the All-Cap Fund are being asked to approve a Reorganization Agreement, providing for the reorganization of the All-Cap Fund with and into the Mid-Cap Fund. If the Reorganization is approved, shareholders in All-Cap Fund will become shareholders in Mid-Cap Fund’s Institutional Class of shares as of the close of business on the Closing Date.

At a meeting held on October 26, 2017, the Board considered a proposal by the Advisor to reorganize the All-Cap Fund into the Mid-Cap Fund. The factors considered by the Board are discussed more fully under “Board Considerations” below and generally include representations by the Advisor that a combined Fund would provide investors with a reduction in the combined Fund’s gross expense ratio. In addition, it is expected greater opportunities for economies of scale will be realized by the combined Fund. The Board also considered that the Reorganization is expected to be a tax-free transaction.

NOTE: that at the October 26, 2017 meeting the Board also approved a proposal by the Advisor to change the name, objective and strategies of the Mid-Cap Fund to align the Fund with the branding and investment process currently employed by the All-Cap Fund. These changes will become effective in conjunction with the closing of the Reorganization. As such, in certain sections below, comparisons are provided of the All-Cap Fund as to the Mid-Cap Fund and to the Mid-Cap Fund following the changes made to its objective and strategies.

Comparison of the Funds’ Investment Objectives

The chart below compares the investment objectives of the Funds, as well as of the Mid-Cap Fund following its name/objective changes to the Wellington Shields All Cap Fund. The investment objective of each Fund may be changed without shareholder approval. A Fund will provide 60 days advance notice of any change in investment objective.

	All-Cap Fund	Mid-Cap Fund	Mid-Cap Fund (following name/objective change to the Wellington Shields All Cap Fund)
Investment Objective	Capital appreciation	Long-term capital appreciation	Capital appreciation

Comparison of the Funds Fees and Expenses

The following tables describe the fees and expenses of the Funds. The Annual Fund Operating Expenses table and Example table shown below are based on actual expenses incurred in each Fund’s fiscal year ended November 30, 2017. The November 30, 2017, Pro forma numbers are estimated in good faith and are hypothetical.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)	All-Cap Fund (As of November 30, 2017)	Mid-Cap Fund Institutional Shares (As of November 30, 2017)	Pro Forma Combined Mid-Cap Fund Institutional Class Shares (As of November 30, 2017)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as percentage of the value of your investment)	All-Cap Fund (As of November 30, 2017)	Mid-Cap Fund Institutional Shares (As of November 30, 2017)	Pro Forma Combined Forward Mid-Cap Fund Institutional Class Shares (As of November 30, 2017)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or (12b-1) Fees	0.35%	None	None
Other Expenses	1.02%	0.65%	0.60%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	2.38%	1.66%	1.61%
Fee Waiver/Expense Reimbursement	(0.87%)	(0.15%)	(0.10%)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.51%[1]	1.51%[2]	1.51[3]

1.	Wellington Shields Capital Management, LLC (the “Advisor”) has entered into a contractual agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the All-Cap Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, Acquired Fund Fees and Expenses, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, interest and dividend expense on securities sold short, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) to not more than 1.15% subject to the Advisor’s right to recoup payments on a rolling three-year basis so long as the payments would not exceed the 1.15% expense cap. Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the Fund within three fiscal years following the fiscal year in which the expense was incurred, provided the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The contractual agreement cannot be terminated prior to March 31, 2018 without the Trust’s Board of Trustees’ approval.

2.	Capital Management Associates, Inc. (the “Advisor”) has entered into a contractual agreement with the Mid-Cap Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Mid-Cap Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, payments, if any, under a Rule 12b-1 Plan, and Acquired Fund Fees and Expenses) to not more than 1.50%. Each waiver or reimbursement of an expense by the Advisor is subject to repayment by each class of shares of the Fund within three fiscal years following the fiscal year in which the expense was incurred, provided the respective class is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The contractual agreement cannot be terminated prior to April 1, 2019 without the Trust’s Board of Trustees’ approval.

3.	Capital Management Associates, Inc. (the “Advisor”) has entered into a contractual agreement with the Mid-Cap Fund (i.e. the All Cap Fund following the Reorganization) under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, payments, if any, under a Rule 12b-1 Plan, and Acquired Fund Fees and Expenses) to not more than 1.50% for Institutional Shares. Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the class of shares of the Fund within three fiscal years following the fiscal year in which the expense was incurred, provided the respective class is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The contractual agreement cannot be terminated prior to April 1, 2019 without the Trust’s Board of Trustees’ approval.

Example

The following examples are intended to help you compare the costs of investing in each Fund and the combined Fund. The examples assume that you invest $10,000 in each Fund and in the combined Fund after the Reorganization for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The examples also assume that your investment has a 5% return each year, that all distributions are reinvested and that each Fund’s operating expenses remain the same. Only the one year number shown below reflects the Advisor’s agreement to waive fees and/or reimburse Fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 year	3 years	5 years	10 years
All-Cap Fund
Class A Shares	$154	$659	$1,192	$2,650
Mid-Cap Fund
Institutional Class Shares	$154	$509	$888	$1,953
Pro Forma Combined Mid-Cap Fund (i.e., the All Cap Fund)
Institutional Class Shares	$154	$498	$867	$1903

Comparison of the Funds’ Principal Investment Strategies

The chart below compares the principal investment strategies of the Funds as well as of the Mid-Cap Fund following its name/strategy changes to the Wellington Shield All Cap Fund as discussed above. The Mid-Cap Fund is adopting (effective with the closing of the Reorganization) the same investment objective and investment strategies currently employed by the All-Cap Fund, which will allow for the Mid-Cap Fund to expand its investments into derivative securities, if market conditions allow. See the table below for a description of the how the Mid Cap Fund intends to use derivatives. What this means to you is your investment will be managed in the same manner that you enjoyed as a shareholder of the All-Cap Fund.

All-Cap Fund	Mid-Cap Fund	Mid-Cap Fund (following name/strategy change to the Wellington Shields All Cap Fund effective upon approval of Reorganization)

The All-Cap Fund pursues its investment objective by investing primarily in equity securities of all market capitalizations.

The All-Cap Fund’s investments will be primarily in equity securities, such as common and preferred stock, securities convertible into common stock and short sales. Under normal market conditions, the All-Cap Fund will invest at least 80% of its total assets in equity securities.

In selecting portfolio securities, the Advisor uses various screens and models to produce a potential universe of companies. Then through fundamental research, the Advisor selects from that universe companies whose current share price is relatively undervalued. The Advisor considers selling or reducing the All-Cap Fund’s holding in a security if the security no longer meets the Advisor’s investment criteria or the Advisor believes a more attractive investment alternative is available. Final investment decisions are made by the Advisor’s portfolio manager.

The Mid-Cap Fund pursues its investment objective by investing primarily in equity securities of medium-capitalization (“mid-cap”) companies. The Fund considers a mid-cap company to be one that has market capitalization within the range of $2.5 billion to $12.5 billion.

The Mid-Cap Fund’s investment in mid-cap companies will be primarily in equity securities, such as common and preferred stock, securities convertible into common stock and short sales. Under normal market conditions, the Mid-Cap Fund will invest at least 90% of its total assets in equity securities, of which at least 80% of its total assets will be invested in the equity securities of mid-cap companies.

While the Mid-Cap Fund’s primary focus is investment in equity securities, the Mid-Cap Fund has flexibility to invest in other types of securities when the Advisor believes they offer opportunities that are more attractive. Accordingly, the Mid-Cap Fund may invest in derivative instruments, including put and call options. The Mid-Cap Fund will generally invest in derivative instruments for hedging and income generation purposes. The Mid-Cap Fund may also sell a security short (i.e., sell a security borrowed from a broker) if the Advisor expects the market price for the security to drop in the future. When the Mid-Cap Fund makes a short sale of a security, the Mid-Cap Fund will have to replace the security in the future, whether or not the price declines. The Mid-Cap Fund may hold up to 20% of its net assets in derivative instruments and short positions at any time.

In selecting portfolio securities, the Advisor uses various screens and models to produce a potential universe of companies. Then through fundamental research, the Advisor selects from that universe companies whose current share price is relatively undervalued. The Advisor considers selling or reducing the Mid-Cap Fund’s holding in a security if the security no longer meets the Advisor’s investment criteria, the company is no longer considered a mid-cap company or the Advisor believes a more attractive investment alternative is available. Final investment decisions are made by the Advisor’s portfolio manager.

The All Cap Fund pursues its investment objective by investing primarily in equity securities of all market capitalizations.

The All Cap Fund’s investments will be primarily in equity securities, such as common and preferred stock, securities convertible into common stock and short sales. Under normal market conditions, the All Cap Fund will invest at least 80% of its total assets in equity securities.

While the All Cap Fund’s primary focus is investment in equity securities, the All Cap Fund has flexibility to invest in other types of securities when the Advisor believes they offer opportunities that are more attractive. Accordingly, the All Cap Fund may invest in derivative instruments, including put and call options. The All Cap Fund will generally invest in derivative instruments for hedging and income generation purposes. The All Cap Fund may also sell a security short (i.e., sell a security borrowed from a broker) if the Advisor expects the market price for the security to drop in the future. When the All Cap Fund makes a short sale of a security, the All Cap Fund will have to replace the security in the future, whether or not the price declines. The All Cap Fund may hold up to 20% of its net assets in derivative instruments and short positions at any time.

In selecting portfolio securities, the Advisor uses various screens and models to produce a potential universe of companies. Then through fundamental research, the Advisor selects from that universe companies whose current share price is relatively undervalued. The Advisor considers selling or reducing the All Cap Fund’s holding in a security if the security no longer meets the Advisor’s investment criteria or the Advisor believes a more attractive investment alternative is available. Final investment decisions are made by the Advisor’s portfolio manager.

Comparison of the Funds’ Principal Investment Risks

The chart below compares the principal risks of the Funds as well as of the Mid-Cap Fund following its name/strategy changes to the Wellington Shield All Cap Fund. Risk disclosure has been added to the Mid-Cap Fund regarding its potential investments in derivatives. See the table below for a description of the risks of investing derivatives. Following the Reorganization, your investment will be subject to the same investment risks you were subject to as an investor in the All-Cap Fund.

All-Cap Fund	Mid-Cap Fund	Mid-Cap Fund (following name/strategy change to the Wellington Shields All Cap Fund effective upon approval of Reorganization)

An investment in the All-Cap Fund is subject to investment risks, including the possible loss of some or all of the principal invested. There can be no assurance that the All-Cap Fund will be successful in meeting its investment objective. The All-Cap Fund is intended for aggressive investors seeking above-average gains and willing to accept the risks involved in investing in equity securities. The following is a summary description of certain risks of investing in the All-Cap Fund.

Market Risk. Securities markets are volatile and prices of all securities may decline when markets decline generally. Accordingly, the price of and the income generated by the All-Cap Fund’s securities may decline in response to, among other things, adverse changes in investor sentiment, general economic and market conditions, regional or global instability, interest rate fluctuations or other factors that may cause the securities markets to decline generally.

An investment in the Mid-Cap Fund is subject to investment risks, including the possible loss of some or all of the principal invested. There can be no assurance that the Mid-Cap Fund will be successful in meeting its investment objective. The Mid-Cap Fund is intended for aggressive investors seeking above-average gains and willing to accept the risks involved in investing in the securities of mid-cap companies. The following is a summary description of certain risks of investing in the Mid-Cap Fund.

Market Risk. Securities markets are volatile and prices of all securities may decline when markets decline generally. Accordingly, the price of and the income generated by the Mid-Cap Fund’s securities may decline in response to, among other things, adverse changes in investor sentiment, general economic and market conditions, regional or global instability, interest rate fluctuations or other factors that may cause the securities markets to decline generally.

An investment in the All Cap Fund is subject to investment risks, including the possible loss of some or all of the principal invested. There can be no assurance that the All Cap Fund will be successful in meeting its investment objective. The All Cap Fund is intended for aggressive investors seeking above-average gains and willing to accept the risks involved in investing in equity securities. The following is a summary description of certain risks of investing in the All Cap Fund.

Market Risk. Securities markets are volatile and prices of all securities may decline when markets decline generally. Accordingly, the price of and the income generated by the All Cap Fund’s securities may decline in response to, among other things, adverse changes in investor sentiment, general economic and market conditions, regional or global instability, interest rate fluctuations or other factors that may cause the securities markets to decline generally.

Risks related to Other Equity Securities. In addition to common stocks, the equity securities in the All-Cap Fund’s portfolio may include preferred stock and convertible securities. Like common stocks, the value of these equity securities may fluctuate in response to many factors, including the activities of the issuer, general market and economic conditions, interest rates, and specific industry changes. Also, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the All-Cap Fund. Convertible securities entitle the holder to receive interest payments or a dividend preference until the security matures, is redeemed, or the conversion feature is exercised. As a result of the conversion feature, the interest rate or dividend preference is generally less than if the securities were non-convertible.

Large-Cap Securities Risk. The All-Cap Fund will invest in larger, more established companies, which may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansions.

Risks related to Other Equity Securities. In addition to common stocks, the equity securities in the Mid-Cap Fund’s portfolio may include preferred stock and convertible securities. Like common stocks, the value of these equity securities may fluctuate in response to many factors, including the activities of the issuer, general market and economic conditions, interest rates, and specific industry changes. Also, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Mid-Cap Fund. Convertible securities entitle the holder to receive interest payments or a dividend preference until the security matures, is redeemed, or the conversion feature is exercised. As a result of the conversion feature, the interest rate or dividend preference is generally less than if the securities were non-convertible.

Mid-Cap Securities Risk. Investing in the securities of mid-cap companies generally involves greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that mid-cap companies may have limited product lines, operating history, markets or financial resources and their securities may therefore be more volatile than securities of larger, more established companies or market averages in general. In addition, the market for mid- cap securities may be more limited than the market for larger companies

Risks related to Other Equity Securities. In addition to common stocks, the equity securities in the All Cap Fund’s portfolio may include preferred stock and convertible securities. Like common stocks, the value of these equity securities may fluctuate in response to many factors, including the activities of the issuer, general market and economic conditions, interest rates, and specific industry changes. Also, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the All Cap Fund. Convertible securities entitle the holder to receive interest payments or a dividend preference until the security matures, is redeemed, or the conversion feature is exercised. As a result of the conversion feature, the interest rate or dividend preference is generally less than if the securities were non-convertible.

Large-Cap Securities Risk. The All Cap Fund will invest in larger, more established companies, which may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansions.

Mid-Cap Securities Risk. Investing in the securities of mid-cap companies generally involves greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that mid-cap companies may have limited product lines, operating history, markets or financial resources and their securities may therefore be more volatile than securities of larger, more established companies or market averages in general. In addition, the market for mid-cap securities may be more limited than the market for larger companies.

Mid-Cap Securities Risk. Investing in the securities of mid-cap companies generally involves greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that mid-cap companies may have limited product lines, operating history, markets or financial resources and their securities may therefore be more volatile than securities of larger, more established companies or market averages in general. In addition, the market for mid-cap securities may be more limited than the market for larger companies.

Small-Cap Securities Risk. The All-Cap Fund will invest in small companies, which generally have less experienced management teams, serve smaller markets, and find it more difficult to find financing for growth or potential development than larger companies.

Portfolio Management Risk. The strategies used and securities selected by the All-Cap Fund’s Advisor may fail to produce the intended result and the All-Cap Fund may not achieve its objective. The securities selected for the All-Cap Fund may not perform as well as other securities that were consistent with the All-Cap Fund’s investment strategy, but were not selected for the All-Cap Fund. As a result, the All-Cap Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market. The performance of the All-Cap Fund may be better or worse than the performance of equity funds that focus on other types of equities or have a broader investment style.

Short Sales Risk. The All-Cap Fund may establish a short position in a stock by selling borrowed shares of the stock. When the price of any stock that the All-Cap Fund has sold short rises above the price at which the All-Cap Fund borrowed and sold the stock, then the All-Cap Fund may lose money on the short sale. Accordingly, the All-Cap Fund is likely to lose value on its short sales in a rising market. If the broker from whom the stock was borrowed requires that the stock be repaid, then the All-Cap Fund could be forced to cover short positions earlier than the All-Cap Fund otherwise would. If the All-Cap Fund does not have the assets to cover a short sale, then the All-Cap Fund’s potential losses on the short will be unlimited because the security’s price may appreciate indefinitely.

Shares of other investment companies and ETFs Risk. You will indirectly bear fees and expenses charged by the underlying funds in which the All-Cap Fund may invest in addition to the Fund’s direct fees and expenses and, as a result, your cost of investing in the All-Cap Fund will generally be higher than the cost of investing directly in the underlying fund shares. Investments in ETFs bear the risk that the market price of the ETF’s shares may trade at a discount to their net asset value or that an active trading market for an ETF’s shares may not develop or be maintained. The All-Cap Fund may place otherwise un-invested cash in money market mutual funds.

Portfolio Management Risk. The strategies used and securities selected by the Mid-Cap Fund’s Advisor may fail to produce the intended result and the Mid-Cap Fund may not achieve its objective. The securities selected for the Mid-Cap Fund may not perform as well as other securities that were consistent with the Mid-Cap Fund’s investment strategy, but were not selected for the Mid-Cap Fund. As a result, the Mid-Cap Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market. The performance of the Mid-Cap Fund may be better or worse than the performance of equity funds that focus on other types of equities or have a broader investment style.

Short Sales Risk. The Mid-Cap Fund may establish a short position in a stock by selling borrowed shares of the stock. When the price of any stock that the Mid-Cap Fund has sold short rises above the price at which the Mid-Cap Fund borrowed and sold the stock, then the Mid-Cap Fund may lose money on the short sale. Accordingly, the Mid-Cap Fund is likely to lose value on its short sales in a rising market. If the broker from whom the stock was borrowed requires that the stock be repaid, then the Mid-Cap Fund could be forced to cover short positions earlier than the Mid-Cap Fund otherwise would. If the Mid-Cap Fund does not have the assets to cover a short sale, then the Mid-Cap Fund’s potential losses on the short will be unlimited because the security’s price may appreciate indefinitely.

Derivative Instruments Risk. Derivative instruments such as option contracts are generally investments the value of which depends on (or is derived from) the value of the underlying assets, interest rate, or index. Derivative instruments involve risks different from direct investments in the underlying securities, including: imperfect correlation between the value of the derivative instrument and the underlying assets; risks of default by the other party to the derivative instrument; risks that the transactions may result in the loss of the entire value of any portfolio positions; and risks that the derivative security may not be liquid.

Small-Cap Securities Risk. The All Cap Fund will invest in small companies, which generally have less experienced management teams, serve smaller markets, and find it more difficult to find financing for growth or potential development than larger companies.

Portfolio Management Risk. The strategies used and securities selected by the All Cap Fund’s Advisor may fail to produce the intended result and the All Cap Fund may not achieve its objective. The securities selected for the All Cap Fund may not perform as well as other securities that were consistent with the All Cap Fund’s investment strategy, but were not selected for the All Cap Fund. As a result, the All Cap Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market. The performance of the All Cap Fund may be better or worse than the performance of equity funds that focus on other types of equities or have a broader investment style.

Short Sales Risk. The All Cap Fund may establish a short position in a stock by selling borrowed shares of the stock. When the price of any stock that the All Cap Fund has sold short rises above the price at which the All Cap Fund borrowed and sold the stock, then the All Cap Fund may lose money on the short sale. Accordingly, the All Cap Fund is likely to lose value on its short sales in a rising market. If the broker from whom the stock was borrowed requires that the stock be repaid, then the All Cap Fund could be forced to cover short positions earlier than the All Cap Fund otherwise would. If the All Cap Fund does not have the assets to cover a short sale, then the All Cap Fund’s potential losses on the short will be unlimited because the security’s price may appreciate indefinitely.

Shares of other investment companies and ETFs Risk. You will indirectly bear fees and expenses charged by the underlying funds in which the All Cap Fund may invest in addition to the Fund’s direct fees and expenses and, as a result, your cost of investing in the All Cap Fund will generally be higher than the cost of investing directly in the underlying fund shares. Investments in ETFs bear the risk that the market price of the ETF’s shares may trade at a discount to their net asset value or that an active trading market for an ETF’s shares may not develop or be maintained. The All Cap Fund may place otherwise un-invested cash in money market mutual funds.

Derivative Instruments Risk. Derivative instruments such as option contracts are generally investments the value of which depends on (or is derived from) the value of the underlying assets, interest rate, or index. Derivative instruments involve risks different from direct investments in the underlying securities, including: imperfect correlation between the value of the derivative instrument and the underlying assets; risks of default by the other party to the derivative instrument; risks that the transactions may result in the loss of the entire value of any portfolio positions; and risks that the derivative security may not be liquid.

Comparison of the Funds’ Performance

The following charts show the past performance record of each Fund for the past ten calendar years (or since inception, if a Fund has a shorter operating history). The charts give you an indication of the risks and variability of investing in the Funds by showing how their performance has varied from year to year. Each Fund can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart. How a Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current to the most recent month end, is available on the Fund’s website or by calling 1-888-626-3863.

Annual Total Returns – Mid-Cap Fund Institutional Shares

Quarterly Returns During This Time Period

Highest	15.15% (quarter ended June 30, 2009)
Lowest	-25.85% (quarter ended December 31, 2008)
Year to Date	18.44% (quarter ended December 31, 2017)

Average Annual Total Returns (For the Period Ended December 31, 2017)	1 Year	5 Years	10 Years
Capital Management Mid-Cap Fund – Institutional Shares
Before taxes	18.44%	14.08%	6.98%
After taxes on distributions	15.67%	12.35%	6.13%
After taxes on distributions and sale of shares	13.75%	11.48%	5.72%
Capital Management Mid-Cap Fund – Investor Shares Before taxes (includes maximum sales loads)	13.99%	12.59%	5.88%
Russell Mid-Cap Value Index (reflects no deduction for fees, expenses or taxes)	13.34%	14.69%	9.09%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.80%	8.41%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Mid-Cap Fund shares through tax-deferred arrangements, such as an individual retirement account (IRA) or 401(k) plan. After-tax returns are shown for only one class of shares and after-tax returns will vary for other classes.

Annual Total Returns – All-Cap Fund Class A Shares

Quarterly Returns During This Time Period

Highest	8.61% (quarter ended March 31, 2015)
Lowest	-9.42% (quarter ended September 30, 2015)
Year to Date	13.67% (quarter ended December 31, 2017)

Average Annual Total Returns (For the Period Ended December 31, 2017)	1 Year	Since Inception (December 2, 2014)
Wellington Shields All-Cap Fund – Class A Shares
Before taxes	13.67%	7.37%
After taxes on distributions	13.67%	7.31%
After taxes on distributions and sale of shares	8.26%	5.95%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	21.83%	11.04%
Dow Jones Industrial Average (reflects no deduction for fees, expenses or taxes)	28.11%	13.91%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold All-Cap Fund shares through tax-deferred arrangements, such as an individual retirement account (IRA) or 401(k) plan. After-tax returns are shown for only one class of shares and after-tax returns will vary for other classes.

For a detailed discussion of the manner of calculating total return, please see the Funds’ Statement of Additional Information (“SAI”). Generally, the calculations of total return assume the reinvestment of all dividends and capital gains distributions on the reinvestment date and the deduction of all recurring expenses that were charge to shareholder accounts.

Important information about the Funds’ performance also is contained in the discussion of fund performance of the Funds’ most recent annual report.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund's performance. During its most recent fiscal year, each Fund had the following portfolio turnover rate:

Fund	Fiscal Year End	Rate
All-Cap Fund	11/30/17	61.01%
Mid-Cap Fund	11/30/17	46.82%

Comparison of Purchase, Redemption and Exchange Policies and Procedures

The purchase, redemption and exchange policies and procedures of each of the Funds, as they are each series of the Trust, are identical. Complete information on the purchase, redemption and exchange policies and procedures can be found in Appendix B to this Proxy Statement/Prospectus.

Comparison of the Management of the Funds

Mid-Cap Fund’s investment adviser is Capital Management Associates, Inc. (“CMA” or “Advisor”). All-Cap Fund’s investment adviser is Wellington Shields Capital Management, LLC (“WSCM” or “Advisor” and, collectively, with CMA, the “Advisors”). CMA and WSCM are affiliates and are located at 140 Broadway, New York, New York 10005. The assets under management of CMA and WSCM were approximately $148 million and $999 million, respectively, as of December 31, 2017. Each Advisor is registered as an investment adviser with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended.

CMA, organized as a New York corporation in 1982, is controlled by its officers and directors, with the principal shareholders being J.V. Shields, Jr. and David V. Shields. The Shields brothers have been affiliated with CMA since its inception. CMA has been managing the Mid-Cap Fund since its inception and provides investment advice to investment companies, individuals, corporations, pension and profit sharing plans, endowments, and other business and private accounts.

WSCM, organized as a New York limited liability company in 2010, is controlled by its officers and members with the principal shareholders (i.e., those individuals and/or entities directly or indirectly controlling 25% or more of the company) being Wellington Shields Holdings, LLC; Shields & Company; H.G. Wellington & Company, Inc.; and J.V. Shields, Jr. WSCM has been managing the All-Cap Fund since its inception and provides investment advice to investment companies, individuals including high net worth individuals, pension and profit sharing plans, charitable organizations, corporations and other businesses.

Each Advisor serves in that capacity pursuant to an advisory contract with the Trust on behalf of each Fund. Subject to the authority of the Board of Trustees of the Trust (“Trustees”), the Advisor provides guidance and policy direction in connection with its daily management of each Fund’s assets. The Advisor manages the investment and reinvestment of each Fund’s assets. The Advisor is also responsible for the selection of broker-dealers through which each Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to each Fund.

Portfolio Managers

Alexander L.M. Cripps, CFA, and W. Jameson McFadden are and have been primarily responsible for the day-to-day management of each Fund’s portfolio (each, a “Portfolio Manager”) since 2016 for Mid-Cap Fund and since inception for All-Cap Fund. Messrs. Cripps and McFadden will continue to serve as portfolio managers to the Mid-Cap Fund following the Reorganization.

Mr. McFadden has been the President of CMA since January 1, 2014, and has been affiliated with CMA since 2006. Mr. McFadden is also Managing Member of Wellington Shields & Co., LLC (“WSC”), the distributor for the Fund. Mr. McFadden also serves as President of WSCM and has been affiliated with WSCM since 2010.

Mr. Cripps is a Portfolio Manager, Analyst and Member of the Investment Policy Committee of CMA since 2010 and has been affiliated with CMA since 2005. Mr. Cripps also serves as Vice President Research for WSCM and has been affiliated with WSCM since 2010.

The Funds’ SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in each Fund.

Comparison of Advisory Fees and Operating Expenses for the Funds

The Funds have the same advisory fee rates and advisory fee structures. As compensation for its services to the Mid-Cap Fund, CMA receives a monthly management fee based on the Mid-Cap Fund’s daily net assets at an annual rate of 1.00% of the first $100 million of the Fund’s net assets, 0.90% of the next $150 million, 0.85% of the next $250 million and 0.80% of all assets over $500 million. The advisory fee structure for the All-Cap Fund provides for payment of an investment advisory fee at the same annual fee rates as the Mid-Cap Fund. During the fiscal year ended November 30, 2017, the Mid-Cap Fund paid advisory fees (after fee waivers and/or expense reimbursements) equal to 0.86% of its average daily net assets and the All-Cap Fund paid advisory fees (after fee waivers and/or expense reimbursements) equal to 0.13% of its average daily net assets.

Expense Limitation Agreement. Each Advisor has entered into an expense limitation agreement with the Trust, with respect to each Fund (“Expense Limitation Agreement”), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Fund (other than interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Fund’s business, and amounts, if any, payable pursuant to a Rule 12b-1 Plan) are limited to 1.50% of the average daily net assets of Mid-Cap Fund’s Institutional Class shares and 1.15% of the average daily net assets of All-Cap Fund’s Class A shares. As part of the Reorganization, the Advisor has agreed to extend the Expense Limitation Agreement as it relates to the combined Fund through April 1, 2019. It is expected that the Expense Limitation Agreement will continue from year-to-year thereafter, provided such continuance is specifically approved by a majority of the Trustees who (i) are not “interested persons” of the Trust or any other party to the Expense Limitation Agreement, as defined in the Investment Company Act of 1940, as amended (“1940 Act”); and (ii) have no direct or indirect financial interest in the operation of this Expense Limitation Agreement. The Expense Limitation Agreement may also be terminated by the Advisor and the Trust at the end of the then current term upon not less than 90-days’ notice to the other party as set forth in the Expense Limitation Agreement.

Each Fund may, at a later date, reimburse the Advisor the management fees waived or limited and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreement during any of the previous three fiscal years, provided the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limits stated above. Consequently, no reimbursement by the Fund will be made unless: (i) the Fund’s assets exceed $10 million (in the case of the Mid-Cap Fund); (ii) the Fund’s total annual expense ratio is less than the percentage limits stated above; and (iii) the payment of such reimbursement has been approved by the Trustees on a quarterly basis.

A discussion of the factors that the Board of Trustees considered in approving each Fund’s advisory agreement is available in the Funds’ annual report for the fiscal year ended November 30, 2017.

Comparison of Service Providers to the Funds

The service providers to the Funds are the same and are listed below.

Custodian. U.S. Bank, N.A. (“Custodian”), 425 Walnut St, Cincinnati, OH 45202, is custodian of each Fund’s investments. The Custodian acts as each Fund’s depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at a Fund’s request and maintains records in connection with its duties.

Transfer Agent, Fund Accountant and Administrator. M3Sixty Administration, LLC (“M3Sixty”), 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205, acts as each Fund’s transfer agent, fund accountant, and administrator.

Independent Registered Public Accounting Firm. BBD, LLP (“BBD”), 1835 Market St, 3rd Floor, Philadelphia, PA 19103 has been selected as the Independent Registered Public Accounting Firm for the Funds for the fiscal year ending November 30, 2018. BBD will perform an annual audit of the Funds’ financial statements and will provide financial, tax and account services as requested.

Legal Counsel. The Law Offices of John H. Lively & Associates, Inc., a member firm of The 1940 Act Law GroupTM, 11300 Tomahawk Creek Parkway, Suite 310, Leawood, Kansas 66211, serves as legal counsel for the Trust and the Funds.

Distributor. Wellington Shields & Co., LLC (the “Distributor”), at 140 Broadway, New York, New York 10005 is the exclusive agent for distribution of shares of the Funds. The Distributor is obligated to sell the shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. Matrix 360 Distributors., LLC serves as the sub-distributor.

Additional Information about the Funds

Form of Organization. Each Fund is organized as a separate series of Capital Management Investment Trust, an open-end management investment company organized as a Massachusetts business trust. Capital Management Investment Trust is governed by a Board of Trustees consisting of five members. For more information about the history of Capital Management Investment Trust see the SAI for both Funds dated March 30, 2017.

Dividends and Other Distributions. Each Fund generally distributes most or all of its net earnings in the form of dividends, consisting of ordinary income and capital gains distributions. Each Fund distributes capital gains, if any, annually. Each Fund also declares dividends and pays dividends consisting of ordinary income, if any, annually. To comply with federal tax regulations, the Funds may also pay an additional capital gains distribution.

Financial Highlights. The fiscal year end of each Fund is November 30th. The financial highlights of the Mid-Cap Fund and the All-Cap Fund that are contained in Appendix C have been audited by BBD, LLP., the Trust and each Fund’s independent public accounting firm.

Capitalization. The following table shows on an unaudited basis the capitalization of each of the Funds as of November 30, 2017 and on a pro forma basis as of November 30, 2017, giving effect to the Reorganization. The costs of the Reorganization are not included in the Capitalization Table due to the expense limitation agreements between the Funds and their respective investment adviser.

	Wellington Shields All-Cap Fund	Capital Management Mid-Cap Fund	Capital Management Mid-Cap Fund Pro Forma Combined*
Net Assets
Class A	$9,210,341	$-	$-
Institutional Class		21,385,109	30,595,450
Investor Class		588,604	588,604
Total	$9,210,341	$21,973,713	$31,184,054
Net Asset Value
Shares Outstanding
Class A	741,396	-	-
Institutional Class		906,553	1,296,987
Investor Class		32,579	32,579
Total	741,396	939,132	1,329,566
Net Asset Value
Net Asset Value Per Share
Class A	$12.42	-	-
Institutional Class		$23.59	23.59
Investor Class		18.07	18.07
Total
Net Asset Value

*	Assumes the Reorganization was consummated on December 1, 2016 and is for information purposes only.

Additional Information about the Reorganization

The Reorganization Agreement

The terms and conditions under which the proposed transaction may be consummated are set forth in the Reorganization Agreement. Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a form of which is attached to this Proxy Statement/Prospectus as Appendix A.

The Reorganization Agreement provides for: (i) the transfer, as of the Closing Date, of all of the assets of All-Cap Fund in exchange for shares of beneficial interest of the Mid-Cap Fund and the assumption by the Mid-Cap Fund of all of the All-Cap Fund’s liabilities; and (ii) the distribution of shares of beneficial interest of the Mid-Cap Fund to shareholders of the All-Cap Fund in the complete liquidation of the All-Cap Fund, as provided for in the Reorganization Agreement.

Each shareholder of Class A shares of the All-Cap Fund will hold, immediately after the Closing Date, the Institutional Share class of the Mid-Cap Fund having an aggregate value equal to the aggregate value of the shares of the Class A shares of the All-Cap Fund held by that shareholder as of the close of business on the Closing Date. In the interest of economy and convenience, shares of the Mid-Cap Fund generally will not be represented by physical certificates, unless you request the certificates in writing.

The obligations of the Funds under the Reorganization Agreement are subject to various conditions, including approval by the shareholders of the All-Cap Fund and that each Fund receives an opinion from The Law Offices of John H. Lively & Associates, Inc. to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. The Reorganization Agreement also requires that each of the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement. The Reorganization Agreement may be terminated by mutual agreement of the parties or by one party on certain other grounds. Please refer to Appendix A to review the terms and conditions of the Reorganization Agreement.

Expenses of the Reorganization

The expenses of the Reorganization will be split evenly between the Funds. The expenses of the Reorganization include, but are not limited to, the costs associated with the preparation of necessary filings with the SEC, printing and distribution of the Proxy Statement/Prospectus, legal fees, accounting fees, and expenses of holding the Special Meeting. The expenses of the Reorganization are estimated to be no greater than $27,500.

Tax Considerations

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Code. Accordingly, pursuant to this treatment, neither the All-Cap Fund nor its shareholders, nor the Mid-Cap Fund nor its shareholders, are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement. As a condition to the closing of the Reorganization, the Funds will receive an opinion from The Law Offices of John H. Lively & Associates, Inc. to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes.

Prior to the Closing Date, the All-Cap Fund will pay to shareholders a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains, including any net gains realized from any sales of assets prior to the Closing Date. This distribution would be taxable to shareholders that are subject to tax.

As of November 30, 2017, the All-Cap Fund has short-term capital loss carryforwards of $300,786 and long-term capital loss carryforwards of $2,469, which do not expire. After the Reorganization, the losses of the All-Cap Fund generally may be available to the Mid-Cap Fund, to offset its capital gains, although a portion of the amount of these losses that may offset the Mid-Cap Fund’s capital gains in any given year may be limited due to this Reorganization. The ability of the Mid-Cap Fund to absorb losses in the future depends on a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any of these various capital loss carryforwards and built in losses currently are available only to pre-Reorganization shareholders of each Fund. After Reorganization, however, these benefits will inure to the benefit of all post-Reorganization shareholders of Mid-Cap Fund.

Accounting Survivor.

The Board of Trustees expects the Mid-Cap Fund to be the accounting survivor following the Reorganization. This is based on the following information: the investment adviser to the Mid-Cap Fund will continue serving the Fund; the Mid-Cap Fund is the larger fund as it relates to net assets; the Mid-Cap Fund has a longer and more developed performance record; the investment objective, policies and restrictions of the Mid-Cap Fund are not expected to change significantly as part of the previously discussed changes; the gross expense ratio of the Mid-Cap Fund is lower than the All-Cap Fund; and the portfolio of the Mid-Cap Fund is not expected to change significantly as part of the previously discussed changes.

Board of Trustees Recommendation

Based upon its review, the Board, including a majority of the Trustees who are not “interested persons,” as defined by the 1940 Act (the “Independent Trustees”), determined that the Reorganization would be in the best interests of the Funds and their shareholders. In addition, the Board determined that the interests of the shareholders of the Funds would not be diluted as a result of the Reorganization.

Accordingly, after consideration of such factors and information it considered relevant, the Board, including a majority of the Independent Trustees approved the Reorganization Agreement and voted to recommend to shareholders that they approve the Reorganization Agreement. The Board is therefore recommending that the All-Cap Fund’s shareholders vote “FOR” the Reorganization Agreement.

Board Considerations

The proposed Reorganization was presented to the Board of Trustees of the Trust for consideration at a meeting held on October 26, 2017. At this meeting, the Board reviewed, detailed information about the proposed Reorganization. For the reasons discussed below, the Trustees, including all of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust, determined that the Reorganization is in the best interests of the Funds and their shareholders and voted to approve the Reorganization and to present them to shareholders for approval.

The Reorganization will combine two series of the Trust having similar investment objectives and investment policies into one series and is designed to achieve operating efficiencies due to the spreading of fixed costs over a larger pool of assets. In addition, management believes by combining these two series the Trust will offer a more streamlined product offering by having a clearly identified mid- to all-cap fund and another fund that focuses solely on small-cap stocks. The Trustees determined that the Reorganization was in the best interests of existing shareholders of the All-Cap Fund and that their interests would not be diluted as a result of the transaction contemplated by the Reorganization.

Before approving the Agreement and Plan of Reorganization, the Trustees evaluated extensive information provide by management of the Trust and reviewed various factors about the Funds and the proposed Reorganization. The Trustees considered the relative asset size of the All-Cap Fund, including the benefits of combining the assets of the All-Cap Fund and the Mid-Cap Fund to create a larger combined entity. The Trustees also considered the Advisor’s branding and marketing plans for the combined Fund, noting that these plans could result in further economies of scale for shareholders. The Trustees noted that the Advisor will benefit from this transaction as it relates to a reduction in the amount of advisory fees it must waive to maintain the expense limitation arrangement.

The Trustees considered that the operating expenses of the Mid-Cap Fund upon completion of the Reorganization are projected to be less than those of the All-Cap Fund. The Trustees considered the similarities of the Funds’ investment processes, noting that both Funds are managed by the same team of portfolio managers. The Trustees further considered the performance records of the Funds and noted that the annualized performance of the Mid-Cap Fund for the 1-year period ended December 31, 2016 was higher than that of the All-Cap Fund. In addition, the Trustees considered the positive long-term performance record over varying market conditions of the Mid-Cap Fund.

The Board of Trustees of the Trust, in recommending the proposed Reorganization, considered a number of factors in connection with this decision. Among the factors considered by the Board were:

(i)	the terms of the proposed Reorganization, including the anticipated tax-free nature of the transactions for the Funds and their shareholders;

(ii)	alternatives to the Reorganization, including the potential liquidation of the All-Cap Fund;

(iii)	the willingness of the Advisor to maintain the Mid-Cap Fund’s expense cap until April 1, 2019 following the closing of the Reorganization;

(iv)	that the portfolio managers to the Funds would remain the same;

(v)	that the Mid-Cap Fund is adopting the All-Cap Fund’s investment objective and more flexible principal investment strategies;

(vi)	that the advisory contract with the Advisor for the Mid-Cap Fund offers shareholders the opportunity to enjoy the benefit of fee breakpoints;

(vii)	that the Reorganization may result in certain economies of scale for the Mid-Cap Fund and the total net operating expense ratio (before fee waivers and expenses) for the Mid-Cap Fund is expected to be lower than the All-Cap Fund;

(viii)	the interests of the current shareholders of the Funds will not be diluted as a result of the Reorganization.

(ix)	that while all the costs associated with the Reorganization will be borne by the Funds’ shareholders, following the Reorganization, the expected benefits to shareholders by expected decreases in total operating expenses (before fee waivers and expense reimbursements) will, in the longer term, benefit shareholders and outweigh costs associated with the Reorganization.

The Board also considered alternatives to the Reorganization, such as the liquidation of the All-Cap Fund. In considering the alternative of liquidation, the Board noted that liquidation could result in tax consequences to All-Cap Fund shareholders that would be avoided in the Reorganization. The Board also noted that (1) shareholders not wishing to become part of the Mid-Cap Fund could redeem their shares of the All-Cap Fund at any time prior to closing without penalty and (2) that the Reorganization would allow shareholders of the All-Cap Fund who wished to retain their investment after the Reorganization to do so in a registered mutual fund with a similar investment strategy managed by the very same investment adviser and portfolio management team in a similar manner.

After consideration of the factors noted above, together with other factors and information considered to be relevant, the Board determined that the Reorganization is in the best interests of the All-Cap Fund and the Mid-Cap Fund and, accordingly, unanimously approved the Reorganization and the Reorganization Agreement and recommended that shareholders vote “For” the Reorganization.

Required Vote

Approval of the Reorganization Agreement requires the affirmative vote of the lesser of: (i) 67% or more of the voting securities present at the meeting, provided that more than 50% of the voting securities that are present in person or represented by proxy at the Special Meeting; or (ii) a majority of the voting securities entitled to vote.

If shareholders of the All-Cap Fund do not approve the Reorganization, the All-Cap Fund will continue to be managed by the Advisor as described in the prospectus, and the Board will determine what additional action, if any, should be taken.

GENERAL INFORMATION ABOUT THE PROXY STATEMENT/PROSPECTUS

Quorum and Methods of Tabulation

The shareholders of the All-Cap Fund vote as a single class on Proposal One. Votes cast by proxy or in person at the Special Meeting will be counted by persons appointed by the Trust as tellers (the “Tellers”) for the Special Meeting. The Tellers will count the total number of votes cast “for” approval of the Proposal for purposes of determining whether sufficient affirmative votes have been cast. The Tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present on the matter for purposes of determining the presence of a quorum.

Only shareholders of record on February 26, 2018 (the Record Date) are entitled to notice of and to vote at the Special Meeting. Pursuant to the Trust’s Declaration of Trust and By-Laws, a majority of the outstanding shares entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting.

Vote Required

Approval of Proposal One requires the affirmative vote of the lesser of: (i) 67% or more of the voting securities present at the meeting, provided that more than 50% of the voting securities are present in person or represented by proxy at the Special Meeting; or (ii) a majority of the shares entitled to vote.

Shareholders of the All-Cap Fund are entitled to one vote for each share held. Fractional shares are entitled to proportional voting rights.

Other Business

The Trustees know of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, they intend that proxies that do not contain specific restrictions to the contrary be voted on such matters in accordance with the judgment of the persons named in the proxy card. The Trust does not have annual meetings and, as such, does not have a policy relating to the attendance by the Trustees at shareholder meetings.

Revocation of Proxies

Proxies may be revoked at any time before they are voted either (i) by a written revocation delivered to the Trust, (ii) by a properly executed later-dated proxy received by the Trust, (iii) by an in-person vote at the Special Meeting, or (iv) by written notice of death or incapacity of the maker of the proxy received by the Trust before the vote pursuant to the proxy is counted. Attendance at the Special Meeting will not in and of itself revoke a proxy. Shareholders may revoke a proxy as often as they wish before the Special Meeting. Only the latest dated, properly executed proxy card received prior to or at the Special Meeting will be counted.

Shareholder Proposals

Any shareholder proposals to be included in the proxy statement for the Trust’s next meeting of shareholders must be received by the Trust within a reasonable period of time before the Trust begins to print and send its proxy materials.

Adjournment

If a quorum is not present or represented at the Special Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, or if other matters arise that require shareholder attention, the persons named as proxy agents, the Chairperson of the meeting, or other Trust officers present at the Special Meeting may propose one or more adjournments to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Special Meeting or represented by proxy. The persons named as proxies will vote those proxies that are entitled to vote in favor of such an adjournment, provided that they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted that might have been transacted at the meeting as originally notified.

Annual and Semi-Annual Reports

The most recent annual and semi-annual reports to shareholders of the Funds (when available) will be provided to shareholders at no cost. To request a report, please call us toll-free at 1-888-626-3863 or write to us at 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205.

Proxy Solicitation Costs

The costs of solicitation of proxies and expenses incurred in connection with the preparation of proxy materials are being borne 100% by the shareholders of the Funds. In addition to soliciting proxies by mail, the Trustees and employees of the Trust may solicit proxies in person or by telephone (at no charge to the Funds). The Trust has engaged AST Fund Solutions to provide shareholder meeting services, including the distribution of this Proxy Statement/Prospectus and related materials to shareholders as well as vote solicitation and tabulation. The costs of these services are expected to be approximately $2,500 with the Mid-Cap Fund and the All-Cap Fund each bearing $1,250. By voting immediately, you can help the Funds avoid the additional expense of a second proxy solicitation.

Only one copy of this Proxy Statement/Prospectus may be mailed to a shareholder holding shares in multiple accounts within the All-Cap Fund. Additionally, unless the Trust has received contrary instructions, only one copy of this Proxy Statement/Prospectus will be mailed to a given address where two or more shareholders share that address. Additional copies of the Proxy Statement/Prospectus will be delivered promptly upon request. Requests may be sent to AST Fund Solutions, 1200 Wall Street West, Lyndhurst, NJ 07071 or made by telephone by calling 1-800-780-7314.

Outstanding Shares

The shares outstanding of the All-Cap Fund as of February 26, 2018 are: 881,616.888.

Security Ownership of Certain Beneficial Owners and Management

Unless otherwise noted below, as of the Record Date, the current officers and Trustees of the Trust in the aggregate beneficially owned less than 1% of the Class A shares of the All-Cap Fund.

As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding shares of the class identified of the All-Cap Fund:

Name and Address of Owner	Class	Number of Shares	Percentage Ownership
Wells Fargo Bank FBO 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	Class A shares	96,440.955	10.94
First Clearing, LLC Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103	Class A shares	762,754.408	86.52

Information About the Funds

Each Fund is subject to the informational requirements of the Securities Exchange Act and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street NE, Room 1580, Washington, DC 20549. The SEC maintains an Internet World Wide Web site (at http://www.sec.gov) which contains other information about the Funds.

In order that the presence of a quorum at the Special Meeting may be assured, prompt execution and return of the enclosed Proxy Ballot is requested. A self-addressed postage paid envelope is enclosed for your convenience. Please follow the voting instructions as outlined on your Proxy Ballot.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this ___ day of _______________, 2018, by and among Capital Management Investment Trust (the “Trust”), a Massachusetts business trust with its principal place of business at 140 Broadway, New York, NY 10005 on behalf of its series, Capital Management Mid-Cap Fund (the “Acquiring Fund”), the Trust, on behalf of its series, Wellington Shields All-Cap Fund (the “Acquired Fund”), and Capital Management Associates, Inc. (the “Adviser”), a New York corporation with its principal place of business at 140 Broadway, New York, New York 10005.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Institutional Class voting shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of the liabilities of the Acquired Fund described in paragraph 1.3, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Fund and the Acquiring Fund are series of open-end, registered investment companies of the management type and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest; and

WHEREAS, the Board of Trustees of the Acquiring Fund has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund, as described in paragraphs 1.2 and 1.3 herein, by the Acquiring Fund are in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Board of Trustees of the Acquired Fund has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund, as described in paragraphs 1.2 and 1.3 herein, is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1. Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund’s assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Institutional Class Shares determined by dividing the value of the Acquired Fund’s net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Class A Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the “Closing Date”) (collectively, “Assets”).

1.3. The Acquired Fund will endeavor to discharge all of its liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all of the liabilities of the Acquired Fund whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1. On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record with respect to its Class A shares, determined as of immediately after the close of business on the Closing Date, on a pro rata basis within each class, the Acquiring Fund’s Institutional Class Shares received by the Acquired Fund pursuant to paragraph 1.1 in the complete liquidation of the Acquired Fund. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the shareholders of record of each class of the Acquired Fund’s shares, determined as of immediately after the close of business on the Closing Date (the “Acquired Fund Shareholders”). The aggregate net asset value of Acquiring Fund Institutional Class Shares to be so credited to shareholders of Class A shares of the Acquired Fund shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund of that same class owned by such shareholders on the Closing Date. All issued and outstanding Acquired Fund Class A shares will simultaneously be canceled on the books of the Acquired Fund, although shares representing interests in Class A shares of the Acquired Fund will represent a number of shares of the Institutional Class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Institutional Class Shares in connection with such exchange.

1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent, as defined in paragraph 3.3.

1.6. Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2. VALUATION

2.1. The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures in the then-current prospectus and statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Acquiring Fund’s Board of Trustees.

2.2. The net asset value of Acquiring Fund Institutional Class Shares shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund’s then-current prospectus and statement of additional and valuation procedures established by the Acquiring Fund’s Board of Trustees.

2.3. The number of the Acquiring Fund Institutional Class Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class A shares of the Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of the Acquiring Fund Shares of the same class, determined in accordance with paragraph 2.2.

2.4. All computations of value shall be made by the Acquired Fund’s designated record keeping agent and shall be subject to review by Acquiring Fund’s record keeping agent and by each Fund’s respective independent registered public accounting firm.

3. CLOSING AND CLOSING DATE

3.1. The Closing Date shall be March 30, 2018 or such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Acquiring Fund or at such other time and/or place as the parties may agree.

3.2. The Acquired Fund shall direct U.S. Bank N.A., as custodian for the Acquired Fund (the “Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date; and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Custodian to the custodian for the Acquiring Fund no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”)) in which the Acquired Fund’s Assets are deposited, the Acquired Fund’s portfolio securities and instruments deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.3. The Acquired Fund shall direct M3Sixty Administration, LLC (the “Transfer Agent”), on behalf of the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund shareholders and the number and percentage ownership of outstanding Institutional Class shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquiring Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquired Fund or the Board of Trustees of the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4. REPRESENTATIONS AND WARRANTIES

4.1. Except as has been disclosed to the Acquiring Fund in a written instrument executed by an officer of the Trust, the Trust, on behalf of the Acquired Fund, represents and warrants to the Trust as follows:

(a) The Acquired Fund is duly organized as a series of the Trust, which is a business trust, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under the Trust’s Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

(b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and such as may be required by state securities laws;

(d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound;

(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures and forward contracts) will terminate without liability to the Acquired Fund prior to the Closing Date;

(h) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at November 30, 2017, have been audited by BBD, LLP, an independent registered public accounting firm, and are in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(j) Since November 30, 2017, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund (for the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by shareholders of the Acquired Fund shall not constitute a material adverse change);

(k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Sub-chapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

(m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

(n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Trust, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o) The information to be furnished by the Trust, on behalf of the Acquired Fund, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority) that may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p) The proxy statement of the Acquired Fund (the “Proxy Statement”) to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

4.2. Except as has been disclosed to the Acquired Fund in a written instrument executed by an officer of the Trust, the Trust, on behalf of the Acquiring Fund, represents and warrants to the Trust as follows:

(a) The Acquiring Fund is duly organized as a series of the Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under the Trust’s Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

(b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Fund under the 1933 Act, are in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

(f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound;

(g) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust, on behalf of the Acquiring Fund, or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at November 30, 2017, have been audited by BBD, LLP, an independent registered public accounting firm, and are in accordance with U.S. GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, and in all materials respects, the financial condition of the Acquiring Fund as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(i) Since November 30, 2017, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. (For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change);

(j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Sub-chapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

(l) All issued and outstanding shares of the Acquiring Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquiring Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquiring Fund, as provided in paragraph 3.3. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Trust, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) The Acquiring Fund Institutional Class Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable;

(o) The information to be furnished by the Trust, on behalf of the Acquiring Fund, for use in the registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p) That insofar as it relates to the Acquiring Fund, the Registration Statement relating to the Acquiring Fund Shares issuable hereunder, and the proxy materials with respect to the Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, as of the date of this Agreement: (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. Additionally, and through the Closing Date, to the extent any statement included in the Registration Statement, as supplemented or amended, relating to the Acquiring Fund Shares issuable hereunder that was not misleading becomes misleading based on events that occur after the date of this Agreement, the Acquiring Fund will, within a commercially reasonable amount of time, inform the Acquired Fund.

5. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2. The Acquired Fund will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3. The Acquired Fund covenants that the Acquiring Fund Institutional Class Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

5.5. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the “Prospectus”), which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the “Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

5.7. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Institutional Class Shares received at the Closing.

5.8. The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9. The Trust, on behalf of the Acquired Fund, covenants that the Trust will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Trust’s, on behalf of the Acquired Fund’s, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Trust’s, on behalf of the Acquiring Fund’s, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.10. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Trust’s election, to the performance by the Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1. All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2. The Trust, on behalf of the Acquiring Fund shall have delivered to the Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Trust shall reasonably request;

6.3. The Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Fund, on or before the Closing Date; and

6.4. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Trust, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Trust’s election, to the performance by the Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1. All representations and warranties of the Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2. The Trust, on behalf of the Acquired Fund shall have delivered to the Trust, on behalf of the Acquiring Fund, a statement of the Acquired Fund’s assets and liabilities, as of the Closing Date, certified by the Treasurer of the Trust;

7.3. The Trust, on behalf of the Acquired Fund shall have delivered to the Trust, on behalf of the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to The Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust shall reasonably request;

7.4. The Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquired Fund, on or before the Closing Date;

7.5. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

7.6. The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Trust, on behalf of the Acquired Fund, or the Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Trust’s Declaration of Trust, By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Trust. Notwithstanding anything herein to the contrary, neither the Trust, on behalf of the Acquiring Fund, nor the Trust, on behalf of the Acquired Fund, may waive the conditions set forth in this paragraph 8.1;

8.2. On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Trust, on behalf of the Acquiring Fund, or the Trust, on behalf of the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5. The parties shall have received the opinion of The Law Offices of John H. Lively & Associates, Inc. addressed to the Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by The Law Offices of John H. Lively & Associates, Inc. of representations it shall request of the Trust. Notwithstanding anything herein to the contrary, the Trust may not waive the condition set forth in this paragraph 8.5.

9. BROKERAGE FEES AND EXPENSES

9.1. The Trust represents and warrants on behalf of the Acquiring Fund and the Acquired Fund that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2 The expenses of the Reorganization will be paid 100% by the Funds. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Fund’s prospectus and the Acquired Fund’s proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders’ meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1. The parties agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11. TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by mutual agreement of the parties. This Agreement may also be terminated and the transactions contemplated hereby may be abandoned by either party: (i) if the Closing shall not have occurred on or before March 30, 2018, unless such date is extended by mutual agreement of the parties; or (ii) if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the Trust pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Institutional Class Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:

Capital Management Investment Trust

4300 Shawnee Mission Parkway, Suite 100

Fairway, KS 66205

Attn: Brandon Byrd

With a copy to:

The Law Offices of John H. Lively & Associates, Inc.

A member firm of The 1940 Act Law GroupTM

11300 Tomahawk Creek Parkway

Suite 310

Leawood, Kansas 66211

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

14.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective Trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the Acquired Fund or the corporate property of the Acquiring Fund, as the case may be, as provided in the Declaration of Trust of the Trust. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

APPENDIX B

ADDITIONAL INFORMATION REGARDING THE MID-CAP FUND

PURCHASING SHARES

You may make purchases directly from a Fund by mail or bank wire. Each Fund has also authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate intermediaries to accept orders on behalf of a Fund. Orders will be deemed to have been received by a Fund when an authorized broker, or broker-authorized designee, receives the order, subject to the order being accepted by a Fund in good form. The orders will be priced at a Fund’s net asset value next computed after the orders are received by the authorized broker or broker-authorized designee. Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.

Each Fund reserves the right to (i) refuse to accept any request to purchase shares of the Fund for any reason or (ii) suspend its offering of shares at any time.

Institutional Shares

●	No front-end sales charge.
●	No contingent deferred sales charge.
●	No distribution (Rule 12b-1) fees.
●	$25,000 minimum initial investment.
●	$500 minimum additional investment ($100 if participating in the automatic investment plan).
●	No conversion feature.

Regular Mail Orders. Payment for shares must be made by check from a U.S. financial institution and payable in U.S. dollars. Cash, money orders, and traveler’s checks will not be accepted by a Fund. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by a Fund and M3Sixty. The Fund will charge a $35 fee and may redeem shares of the Fund already owned by the purchaser or shares of another identically registered account in another series of the Trust to recover any such loss. For regular mail orders, please complete a Fund Shares Application and mail it, along with your check made payable to the Fund in which you wish to invest to:

[Name of Fund in which you wish to invest]

c/o M3Sixty Administration, LLC

4300 Shawnee Mission Parkway, Suite 100

Fairway, KS 66205

The application must contain your Social Security Number (“SSN”) or Taxpayer Identification Number (“TIN”). If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for the SSN or TIN. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the SSN or TIN are met and we have not been notified by the IRS that the particular U.S. investor is subject to back-up withholding.

By sending your check to a Fund, please be aware that you are authorizing the Fund to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Fund receives your payment in the amount of your check. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Fund cannot post the transaction electronically, you authorize the Fund to present an image copy of your check for payment.

Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or to add to an existing account by wire, please call the Fund at 1-888-626-3863 for instructions.

Subsequent Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price. The minimum subsequent investment is $500. Before adding funds by bank wire, please call the Fund at 1-888-626-3863 for wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number. Mail orders should include, if possible, the “Invest by Mail” stub that is attached to your Fund confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Exchange Feature. You may exchange shares of the Fund for shares of any other series of the Trust offered for sale in the state in which you reside. Shares may be exchanged for shares of any other series of the Trust at the net asset value plus the percentage difference between the sales charge applicable to those shares and any sales charge previously paid in connection with the shares being exchanged. Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest. The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon prior written notice to the shareholders.

Stock Certificates. A Fund normally does not issue stock certificates. Evidence of ownership of shares is provided through entry in the Fund’s share registry. Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

Important Information about Procedures for Opening a New Account. Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act of 2001), each Fund is required to obtain, verify, and record information to enable the Fund to form a reasonable belief as to the identity of each customer who opens an account. Consequently, when an investor opens an account, the Fund will ask for the investor’s name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Fund to identify the investor. The Fund may also ask to see the investor’s driver’s license or other identifying documents. An investor’s account application will not be considered “complete” and, therefore, an account will not be opened and the investor’s money will not be invested until the Fund receives this required information. If after opening the investor’s account the Fund is unable to verify the investor’s identity after reasonable efforts, as determined by the Fund in its sole discretion, the Fund may (i) restrict redemptions and further investments until the investor’s identity is verified; and (ii) close the investor’s account without notice and return the investor’s redemption proceeds to the investor. If a Fund closes an investor’s account because the Fund was unable to verify the investor’s identity, the Fund will value the account in accordance with the Fund’s next net asset value calculated after the investor’s account is closed. In that case, the investor’s redemption proceeds may be worth more or less than the investor’s original investment. The Fund will not be responsible for any losses incurred due to the Fund’s inability to verify the identity of any investor opening an account.

REDEEMING YOUR SHARES

Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

[Name of Fund in which you are invested]

c/o M3Sixty Administration, LLC

4300 Shawnee Mission Parkway, Suite 100

Fairway, KS 66205

Regular mail redemption requests should include the following:

(1)	Your letter of instruction specifying the account number and number of shares, or the dollar amount, to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;
(2)	Any required signature guarantees (see “Signature Guarantees” below); and
(3)	Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within seven (7) days after receipt of your redemption request. The Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to fifteen (15) days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. Unless you decline the telephone transaction privileges on your account application, you may redeem shares of a Fund by telephone. You may also redeem shares by bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing, using the instructions above.

Each Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 816.817.3267). The confirmation instructions must include the following:

(1)	The name of the Fund and the designation of class (Institutional, Investor or Class A shares);
(2)	Shareholder(s) name and account number;
(3)	Number of shares or dollar amount to be redeemed;
(4)	Instructions for transmittal of redemption proceeds to the shareholder; and
(5)	Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum). Redemption proceeds cannot be wired on days in which your financial institution is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See “Signature Guarantees” below.

Each Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Fund’s custodian for wire redemptions. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-888-626-3863. Redemption proceeds will only be sent to the financial institution account or person named in your account application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund or its agents to be genuine. The Fund or its agents will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. The Fund, however, will not be liable for any losses due to unauthorized or fraudulent instructions. The Fund will also not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan. A shareholder who owns shares of a Fund valued at $10,000 or more for Investor Shares and $250,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Fund for an application form.

Small Accounts. The Trustees reserve the right to redeem involuntarily any account having a balance of less than $250,000 for the Institutional Shares or $1,000 for the Investor Shares or Class A Shares (due to redemptions, exchanges, or transfers, and not due to market action) upon 30-days’ prior written notice. If the shareholder brings his/her account balance up to the applicable minimum for the share class during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to federal income tax withholding.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are generally required for (i) change of registration requests; (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (iii) transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (iv) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Redemptions in Kind. A Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future that would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them may incur brokerage costs when these securities are sold and will be subject to market risk until such securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein a Fund must pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund’s net asset value at the beginning of such period. Redemption requests in excess of this limit may be satisfied in cash or in kind at the Fund’s election.

Miscellaneous. All redemptions requests will be processed and payment with respect thereto will normally be made within seven days after tender. Each Fund reserves the right to suspend any redemption request involving recently purchased shares until the check for the recently purchased shares has cleared. Each Fund may suspend redemptions, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund’s shareholders. During drastic economic and market changes, telephone redemption privileges may be difficult to implement.

PURCHASING OR REDEEMING SHARES THROUGH A FINANCIAL INTERMEDIARY

You may purchase or redeem shares of a Fund through an authorized financial intermediary (such as a financial planner or advisor). To purchase or redeem shares based upon the net asset value of any given day, your financial intermediary must receive your order before the close of regular trading on the NYSE that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation, and money to the Fund on time. Your financial intermediary may charge additional transaction fees for its services.

Certain financial intermediaries may have agreements with a Fund that allow them to enter confirmed purchase and redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the Fund by the time the Fund prices its shares on the following business day.

Each Fund is not responsible for ensuring that a financial intermediary carries out its obligations. You should look to the financial intermediary through whom you wish to invest for specific instructions on how to purchase or redeem shares of the Fund.

PURCHASE AND REDEMPTION PRICE

Determining the Fund’s Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is received, subject to the order being accepted by a Fund in good form. An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount. A Fund’s net asset value per share is calculated by dividing the value of the Fund’s total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund. The net asset value per share of a Fund is normally determined at the time regular trading closes on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier. A Fund does not calculate net asset value on holidays when the NYSE is closed.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. In determining the value of a Fund’s total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. A Fund normally uses third party pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using a Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a mid- cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; (iii) trading of the particular portfolio security is halted during the day and does not resume prior to a Fund’s net asset value calculation; or (iv) the validity of a market quotation received is questionable. Pursuant to policies adopted by the Trustees, the Advisor consults with M3Sixty on a regular basis regarding the need for fair value pricing. The Advisor is responsible for notifying the Trustees (or the Trust’s Fair Value Committee) when it believes that fair value pricing is required for a particular security. A Fund’s policies regarding fair value pricing are intended to result in a calculation of the Fund’s net asset value that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s “fair value” price may differ from the price next available for the portfolio security using a Fund’s normal pricing procedures, and may differ substantially from the price at which the security may ultimately be traded or sold. If the fair value price differs from the price that would have been determined using a Fund’s normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the portfolio security were priced using the Fund’s normal pricing procedures. The performance of a Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Fund’s normal pricing procedures. To the extent a Fund invests in other open-end investment companies that are registered under the 1940 Act, the Fund’s net asset value calculations are based upon the net asset value reported by such registered open-end investment companies, and the prospectuses for those companies explain the circumstances under which they will use fair value pricing and the effects of using such fair value pricing. The Trustees monitor and evaluate the Fund’s use of fair value pricing, and periodically review the results of any fair valuation under the Fund’s policies.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences to them of investing in a Fund.

Each Fund will distribute all or substantially all of its income and gains to its shareholders every year. Dividends paid by the Fund derived from net investment income, if any, will generally be paid annually and capital gains distributions, if any, will be made at least annually. Shareholders may elect to take dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although a Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions, regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares.

A particular dividend distribution generally will be taxable as qualified dividend income, long-term capital gain, or ordinary income. Qualified dividend income generally includes dividends paid by U.S. corporations and certain qualifying foreign corporations, provided the foreign corporation is not a passive foreign investment company. Any distribution resulting from such qualified dividend income received by each Fund will be designated as qualified dividend income. If the Fund designates a dividend distribution as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate provided certain holding period requirements are met. If the Fund designates a dividend distribution as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gain, regardless of how long the shareholders have held their Fund shares. Short-term capital gains may be realized and any distribution resulting from such gains will be considered ordinary income for federal tax purposes. All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gain distributions will be taxable as ordinary income to shareholders.

Taxable distributions paid by the Fund to corporate shareholders will be taxed at corporate tax rates. Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.

If the Fund declares a dividend in October, November, or December but pays it in January, it will be taxable to shareholders as if the dividend had been received in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year. Distributions may be subject to state and local taxes, as well as federal taxes.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder’s holding period for the Fund shares. An exchange of shares may be treated as a sale and may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (presently 28%) for all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

At the time this prospectus was prepared, there were various legislative proposals under consideration that would amend the Internal Revenue Code. At this time, though, it is not possible to determine whether any of these proposals will become law and how these changes might affect the Funds or their shareholders.

Shareholders should consult with their own tax advisors to ensure that distributions and sales of Fund shares are treated appropriately on their income tax returns.

Cost Basis Reporting. Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss and holding period to the Internal Revenue Service on the Funds’ shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012. The Funds have chosen Average Cost as its default tax lot identification method for all shareholders. A tax lot identification method is the way the Funds will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Funds’ standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Funds’ standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax adviser with regard to your personal circumstances.

For those securities defined as “covered” under current Internal Revenue Service cost basis tax reporting regulations, the Funds are responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Funds are not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Funds and their service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

APPENDIX C

FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages are intended to help you understand the Mid-Cap Fund’s and the All Cap Fund's financial performance for the previous five (5) fiscal years, or for the All Cap Fund's period of operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The financial data in the tables below have been derived from audited financial statements of each Fund and have been audited by BBD, LLP, an independent registered public accounting firm, whose report covering such years is incorporated by reference into the SAI. This information should be read in conjunction with each Fund’s latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, a copy of which may be obtained at no charge by calling the Funds at 1-888-626-3863. Further information about the performance of the Funds is contained in the Annual Report of the Funds, a copy of which may also be obtained at no charge by calling the Funds.

Capital Management Funds

FINANCIAL HIGHLIGHTS

For a share outstanding during each fiscal year ended

	Mid-Cap Fund
	Institutional Shares
	For the Years Ended November 30,
	2017		2016		2015		2014		2013
Net Asset Value, Beginning of Year	$22.88		$22.93		$22.40		$22.34		$18.07

Investment Operations:

Net investment income (loss)	(0.09	)(a)	(0.08	)(a)	(0.07	)(a)	(0.04	)(a)	- (b)
Net realized and unrealized gain on investments	3.91		2.37		1.39		1.99		5.36
Total from investment operations	3.82		2.29		1.32		1.95		5.36

Less Distributions:
From net realized capital gains	(3.11)		(2.34)		(0.76)		(1.89)		(1.09)
From return of capital	-		-		(0.03)		-		-
Total distributions	(3.11)		(2.34)		(0.79)		(1.89)		(1.09)

Net Asset Value, End of Year	$23.59		$22.88		$22.93		$22.40		$22.34

Total Return (c)	16.78%		9.96%		5.91%		8.76%		29.66%

Ratios/Supplemental Data
Net Assets, End of Year (in 000's)	$21,385		$18,616		$20,178		$19,081		$17,629
Ratio of Gross Expenses to Average Net Assets (d)	1.65%		1.64%		1.58%		1.62%		1.75%
Ratio of Net Expenses to Average Net Assets (d)	1.50%		1.50%		1.50%		1.50%		1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.37)%		(0.33)%		(0.30)%		(0.18)%		0.01%
Portfolio Turnover Rate	46.82%		38.89%		24.64%		22.46%		24.43%

(a)	Net investment income (loss) per share is based on average shares outstanding for the years ended November 30, 2017, November 30, 2016, November 30, 2015 and November 30, 2014.
(b)	Net investment income resulted in less than $0.01 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(d)	The expense ratios listed above reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).

For a share outstanding during each fiscal year ended

	Mid-Cap Fund
	Investor shares
	For the Years Ended November 30,
	2017		2016		2015		2014		2013
Net Asset Value, Beginning of Year	$18.29		$18.89		$18.73		$19.06		$15.66

Investment Operations:

Net investment loss	(0.22	)(a)	(0.21	)(a)	(0.21	)(a)	(0.18	)(a)	(0.11)
Net realized and unrealized gain on investments	3.11		1.95		1.16		1.74		4.60
Total from investment operations	2.89		1.74		0.95		1.56		4.49

Less Distributions:
From net realized capital gains	(3.11)		(2.34)		(0.76)		(1.89)		(1.09)
From return of capital	-		-		(0.03)		-		-
Total distributions	(3.11)		(2.34)		(0.79)		(1.89)		(1.09)

Net Asset Value, End of Year	$18.07		$18.29		$18.89		$18.73		$19.06

Total Return (b)	15.91%		9.18%		5.09%		8.22%		28.66%

Ratios/Supplemental Data
Net Assets, End of Year (in 000's)	$589		$652		$661		$577		$570
Ratio of Gross Expenses to Average Net Assets (c)	2.40%		2.39%		2.33%		2.37%		2.50%
Ratio of Net Expenses to Average Net Assets (c)	2.25%		2.25%		2.25%		2.25%		2.25%
Ratio of Net Investment Loss to Average Net Assets	(1.12)%		(1.08)%		(1.05)%		(0.93)%		(0.74)%
Portfolio Turnover Rate	46.82%		38.89%		24.64%		22.46%		24.43%

(a)	Net investment loss per share is based on average shares outstanding for the years ended November 30, 2017, November 30, 2016, November 30, 2015 and November 30, 2014.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not include the impact of sales charges.
(c)	The expense ratios listed above reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).

Capital Management Funds

FINANCIAL HIGHLIGHTS

For a share outstanding during the year/period ended

	Wellington Shields All-Cap Fund

	Class A Shares

	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	November 30, 2017	November 30, 2016	November 30, 2015	(a)

Net Asset Value, Beginning of Year/Period	$10.81	$10.69	$10.00

Investment Operations:

Net investment income (loss) (b)	- (g)	(0.01)	(0.05)
Net realized and unrealized gain on
investments	1.61	0.13	0.79
Total from investment operations	1.61	0.12	0.74

Less Distributions:
From net realized capital gains	-	-	(0.05)
Total distributions	-	-	(0.05)

Net Asset Value, End of Year/Period	$12.42	$10.81	$10.69

Total Return (c)	14.89%	1.12%	7.40	%(e)

Ratios/Supplemental Data
Net Assets, End of Year/Period (in 000's)	$9,210	$9,503	$9,502
Ratio of Gross Expenses to Average Net Assets (d)	2.37%	2.32%	2.55	%(f)
Ratio of Net Expenses to Average Net Assets (d)	1.50%	1.50%	1.50	%(f)
Ratio of Net Investment Income (Loss) to
Average Net Assets	0.02%	(0.06)%	(0.48	)%(f)
Portfolio Turnover Rate	61.01%	68.71%	76.31	%(e)

(a)	The Wellington Shields All-Cap Fund commenced operations on December 2, 2014.
(b)	Net investment income (loss) per share is based on average shares outstanding.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(d)	The expense ratios listed above reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).
(e)	Not annualized.
(f)	Annualized.
(g)	Net investment income per share resulted in less than $0.01 per share.

APPENDIX D

Capital Management Investment Trust

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE

BOXES FOR TYPSETTING PURPOSES ONLY

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free 1-800-591-8269 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **12345678910**

Wellington Shields All-Cap Fund

A series of Capital Management Investment Trust

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 30, 2018

The undersigned, revoking all Proxies heretofore given, hereby appoints Jameson McFadden, and Steve Portas as Proxy of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of Wellington Shields All-Cap Fund, a portfolio series of the Capital Management Investment Trust (the "Trust"), that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, to be held at 9:00 a.m., Eastern time, on March 30, 2018, at the offices of the Trust, 140 Broadway, New York, New York 10005, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-800-591-8269**. **Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time**.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on March 30, 2018. The proxy statement for this meeting is available at: proxyonline.com/docs/CMITfunds.pdf

---

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Wellington Shields All-Cap Fund

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign your name exactly as it appears on this card. If you are a joint owner, any one of you may sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" the proposal. In his or her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PART B

Capital Management Investment Trust

Statement of Additional Information

March 11, 2018

Acquisition of the Assets of:	By and in Exchange for Shares of Beneficial Interest of:
Wellington Shields All-Cap Fund (A series of Capital Management Investment Trust) 140 Broadway New York, NY 10005 888-626-3863	Capital Management Mid-Cap Fund (A series of Capital Management Investment Trust) 140 Broadway New York, NY 10005 888-626-3863

This Statement of Additional Information of Capital Management Investment Trust (“SAI”) is available to the shareholders of Wellington Shields All-Cap Fund (the “All-Cap Fund”), a series of Capital Management Investment Trust, in connection with a proposed transaction whereby all of the assets and liabilities of the All-Cap Fund will be transferred to the Capital Management Mid-Cap Fund (the “Mid-Cap Fund,” together with All-Cap Fund, the “Funds,” each a “Fund”), a series of Capital Management Investment Trust, in exchange for shares of the Mid-Cap Fund’s Institutional shares.

This SAI consists of: (i) this cover page; (ii) the accompanying pro forma financial statements; and (iii) the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission and is incorporated by reference herein:

1.	The Statement of Additional Information for the Funds dated March 30, 2017, as filed March 30, 2017 (File No: 811-08822) (Accession No. 0001398344-17-004152).

2.	The Financial Statements of the Funds included in the Annual Report dated November 30, 2017, as filed on February 5, 2018 (File No. 811-08822) (Accession No. 0001398344-18-001581);

3.	The Financial Statements of the Funds included in the Semi-Annual Report dated May 31, 2017, as filed on August 4, 2017 (File No. 811-08822) (Accession No. 0001398344-17-009639);

This SAI is not a prospectus. A Proxy Statement/Prospectus dated March 11, 2018, relating to the Reorganization of All-Cap Fund may be obtained, without charge, by writing to Capital Management Investment Trust at 140 Broadway, New York, NY 10005 or calling 888-626-3863. This SAI should be read in conjunction with the Proxy Statement/Prospectus.

PRO FORMA FINANCIAL STATEMENTS

Unaudited pro forma combined financial statements for the Mid-Cap Fund relating to the Reorganization, dated November 30, 2017, assuming the Reorganization had been consummated on December 1, 2016, including notes to such pro forma financial statements, are set forth below. The following pro forma combined financial statements should be read in conjunction with the separate financial statements of the Mid-Cap Fund contained within the Annual Report and Semiannual Report referred to in the preceding section.

Capital Management Mid-Cap Fund/Wellington Shields All-Cap Fund

PRO FORMA COMBINED SCHEDULE OF INVESTMENTS

As of November 30, 2017 (Unaudited)

Capital	Wellington	Pro-Forma		Capital	Wellington	Pro-Forma
Management	Shields	Combined		Management	Shields	Combined
Mid-Cap Fund	All-Cap Fund	Capital Management Mid-Cap Fund		Mid-Cap Fund	All-Cap Fund	Capital Management Mid-Cap Fund
Shares	Shares	Shares		Value	Value	Value

			Common Stocks - 97.39%

			Aerospace & Defense - 3.72%
5,000	-	5,000	Harris Corp.	$722,500	$-	$722,500
-	2,290	2,290	Raytheon Co.	-	437,734	437,734
				722,500	437,734	1,160,234

			Airlines - 1.04%
-	6,120	6,120	Delta Air Lines Inc.	-	323,870	323,870

			Banks - 8.84%
-	7,150	7,150	Citizens Financial Group Inc.	-	291,005	291,005
9,000	-	9,000	East West Bancorp, Inc.	553,860	-	553,860
7,000	2,965	9,965	First Republic Bank	668,780	283,276	952,056
3,000	-	3,000	* SVB Financial Group	682,920	-	682,920
-	5,600	5,600	Zions Bancorporation	-	277,508	277,508
				1,905,560	851,789	2,757,349
			Beverages - 1.61%
2,300	-	2,300	Constellation Brands, Inc. - Class A	500,457	-	500,457

			Chemicals - 4.62%
5,000	-	5,000	Albemarle Corp.	671,600	-	671,600
-	4,730	4,730	DowDuPont Inc.	-	340,371	340,371
12,000	-	12,000	Olin Corp.	427,680	-	427,680
				1,099,280	340,371	1,439,651
			Commercial Services - 6.65%
5,500	-	5,500	Cintas Corp.	865,920	-	865,920
2,100	-	2,100	* CoStar Group, Inc.	640,437	-	640,437
15,000	-	15,000	* Quanta Services, Inc.	568,500	-	568,500
				2,074,857	-	2,074,857
			Computers - 2.35%
-	2,200	2,200	Accenture PLC - Class A	-	325,622	325,622
13,000	-	13,000	* NCR Corp.	406,770	-	406,770
				406,770	325,622	732,392
			Distribution & Wholesale - 1.64%
13,000	-	13,000	* LKQ Corp.	512,460	-	512,460

			Diversified Financial Services - 7.42%
12,750	-	12,750	Air Lease Corp.	552,075	-	552,075
38,000	-	38,000	BGC Partners, Inc. - Class A	620,540	-	620,540
-	630	630	BlackRock, Inc.	-	315,750	315,750
9,750	-	9,750	FNF Group	394,485	-	394,485
-	2,865	2,865	MasterCard, Inc. - Class A	-	431,097	431,097
				1,567,100	746,847	2,313,947
			Engineering & Construction - 3.26%
6,000	-	6,000	* Dycom Industries, Inc.	644,220	-	644,220
-	5,610	5,610	Granite Construction, Inc.	-	372,336	372,336
				644,220	372,336	1,016,556
			Food - 1.35%
-	6,375	6,375	B&G Foods, Inc.	-	246,712	246,712
-	3,000	3,000	Pinnacle Foods, Inc.	-	174,690	174,690
				-	421,402	421,402
			Hand & Machine Tools - 2.99%
5,500	-	5,500	Stanley Black & Decker, Inc.	932,965	-	932,965

			Healthcare - Products - 5.04%
-	1,510	1,510	Becton Dickinson and Co.	-	344,597	344,597
9,000	-	9,000	Dentsply Sirona, Inc.	603,090	-	603,090
-	2,855	2,855	* Edwards Lifesciences Corp.	-	334,606	334,606
-	1,500	1,500	Thermo Fisher Scientific Inc.	-	289,140	289,140
				603,090	968,343	1,571,433
			Healthcare - Services - 1.89%
6,000	-	6,000	Quest Diagnostics, Inc.	590,760	-	590,760

			Home Builders - 2.46%
5,000	-	5,000	Thor Industries, Inc.	767,750	-	767,750

			Housewares - 2.35%
20,000	3,680	23,680	Newell Brands, Inc.	619,400	113,970	733,370

			Insurance - 1.77%
27,000	-	27,000	Radian Group, Inc.	553,230	-	553,230

			Iron & Steel - 1.67%
13,500	-	13,500	Steel Dynamics, Inc.	519,750	-	519,750

			Internet - 5.29%
-	740	740	* Alibaba Group Holding Ltd. - ADR	-	131,039	131,039
-	232	232	* Alphabet, Inc. - Class A	-	240,391	240,391
-	92	92	* Alphabet, Inc. - Class C	-	93,970	93,970
-	275	275	* Amazon.com, Inc.	-	323,606	323,606
-	490	490	* Baidu, Inc. - ADR	-	116,904	116,904
-	4,800	4,800	CDW Corp.	-	336,048	336,048
-	1,500	1,500	* Facebook Inc.	-	265,770	265,770
-	2,800	2,800	Tencent Holdings Ltd.	-	142,685	142,685
				-	1,650,413	1,650,413

Capital Management Mid-Cap Fund/Wellington Shields All-Cap Fund

PRO FORMA COMBINED SCHEDULE OF INVESTMENTS

As of November 30, 2017 (Unaudited)

Capital	Wellington	Pro-Forma		Capital	Wellington	Pro-Forma
Management	Shields	Combined		Management	Shields	Combined
Mid-Cap Fund	All-Cap Fund	Capital Management Mid-Cap Fund		Mid-Cap Fund	All-Cap Fund	Capital Mangement Mid-Cap Fund
Shares	Shares	Shares		Value	Value	Value

			Common Stocks - 97.39% (continued)

			Machinery - Diversified - 2.48%
7,000	-	7,000	* Zebra Technologies Corp.	$772,240	$-	$772,240

			Mining - 1.34%
20,000	-	20,000	Wheaton Precious Metals Corp.	417,600	-	417,600

			Oil & Gas - 4.71%
62,000	-	62,000	Crescent Point Energy Corp.	451,980	-	451,980
-	3,130	3,130	Exxon Mobil Corp.	-	260,697	260,697
17,000	-	17,000	HollyFrontier Corp.	756,160	-	756,160
				1,208,140	260,697	1,468,837
			Private Equity - 2.94%
19,000	-	19,000	Apollo Global Management LLC	594,890	-	594,890
-	10,150	10,150	Blackstone Group LP	-	321,958	321,958
				594,890	321,958	916,848
			REITs - 2.67%
-	2,955	2,955	Crown Castle International Corp.	-	333,915	333,915
7,000	-	7,000	W.P. Carey, Inc.	498,260	-	498,260
				498,260	333,915	832,175
			Retail - 2.54%
-	5,500	5,500	Best Buy Co Inc.	-	327,855	327,855
2,500	-	2,500	Domino's Pizza Inc.	465,400	-	465,400
				465,400	327,855	793,255
			Semiconductors - 3.95%
-	5,860	5,860	Applied Materials, Inc.	-	309,232	309,232
7,000	-	7,000	Microchip Technology, Inc.	608,930	-	608,930
-	5,910	5,910	* Microsemi Corp.	-	312,344	312,344
				608,930	621,576	1,230,506
			Software - 4.67%
-	2,200	2,200	Activision Blizzard, Inc.	-	137,280	137,280
2,989	-	2,989	* Black Knight Inc.	134,206	-	134,206
-	1,100	1,100	* Electronic Arts, Inc.	-	116,985	116,985
-	4,730	4,730	Microsoft Corp.	-	398,124	398,124
6,000	-	6,000	* Take-Two Interactive Software Inc.	669,300	-	669,300
			*	803,506	652,389	1,455,895
			Telecommunications - 1.33%
19,000	-	19,000	* Ciena Corp.	413,250	-	413,250

			Transportation - 4.80%
19,000	-	19,000	Golar LNG Ltd.	469,490	-	469,490
13,000	-	13,000	XPO Logistics, Inc.	1,027,390	-	1,027,390
				1,496,880	-	1,496,880

			Total Common Stocks	21,299,245	9,071,087	30,370,332

			Investment Companies - 3.23%
654,465	351,810	1,006,275	** First American Treasury Obligations Fund - Class Z, 1.00%	654,465	351,810	1,006,275

			Total Investment Companies	654,465	351,810	1,006,275

			Total Investments - 100.62%	$21,953,710	$9,422,897	$31,376,607
			Liabilities in Excess of Other Assets, net - (0.62%)	20,003	(212,556)	(192,553)
			Net Assets - 100.00%	$21,973,713	$9,210,341	$31,184,054

*	Non-income producing investment.
**	Rate shown represents the rate at November 30, 2017 which is subject to change and resets daily.

As of the date of the Reorganization, all the securities held by the All-Cap Fund comply with the compliance guidelines and/or investment restrictions of the Mid-Cap Fund.

The following abbreviations are used in this portfolio:

ADR - American Depositary Receipt

LP - Limited Partnership

PLC - Public Limited Company

REIT - Real Estate Investment Trust

See accompanying notes to Pro-Forma financial statements.

Capital Management Funds

PRO-FORMA STATEMENTS OF ASSETS AND LIABILITIES

		B.
	A.	Wellington Shields		Mid-Cap Fund (combined)
As of November 30, 2017 (Unaudited)	Mid-Cap Fund	All-Cap Fund		(A) + (B)	Pro-Forma			Total After
				Grand Total	Adjustments			Adjustments

Assets:
Investments, at cost	$14,933,731		$7,390,768	$22,324,499	$-			$22,324,499
Investments, at value	21,953,710		9,422,897	31,376,607	-			31,376,607
Due from advisor	-		3,364	3,364	16,663	(a)		20,027
Receivables:
Fund shares sold	47		61,206	61,253	-			61,253
Dividends and interest	33,776		10,773	44,549	-			44,549
Prepaid expenses	15,695		15,464	31,159	-			31,159
Total assets	22,003,228		9,513,704	31,516,932	16,663			31,533,595

Liabilities:
Payables:
Reorganizational costs	-		-	-	27,500	(b)		27,500
Investments purchased	-		276,277	276,277	-			276,277
Due to advisor	10,837		-	10,837	(10,837	)(a)		-
Due to administrator	635		441	1,076	-			1,076
Distribution and Service (12b-1) fees	644		9,787	10,431	-			10,431
Other liabilities and accrued expenses	17,399		16,858	34,257	-			34,257
Total liabilities	29,515		303,363	332,878	16,663			349,541

Total Net Assets	$21,973,713		$9,210,341	$31,184,054	$-			$31,184,054

Net Assets consist of:
Capital (par value and paid in surplus)	$14,781,073		$7,483,374	$22,264,447	$-			$22,264,447
Accumulated net investment loss	(76,814)		(1,776)	(78,590)				(78,590)
Undistributed (accumulated) net realized gain (loss) on investment transactions and options written	249,475		(303,386)	(53,911)	-			(53,911)
Net unrealized appreciation on investments	7,019,979		2,032,129	9,052,108	-			9,052,108
Total Net Assets	$21,973,713		$9,210,341	$31,184,054	$-			$31,184,054

Institutional Shares:
Institutional Shares Outstanding, $0.01 par value (unlimited shares authorized):	906,553			906,553	390,434	(c)		1,296,987
Net Assets - Institutional Shares	$21,385,109	$		$21,385,109	$9,210,341			$30,595,450
Net Asset Value, Maximum Offering and Redemption Price Per Share	$23.59	$		$23.59	-			$23.59

Investor Shares:
Investor Shares Outstanding, $0.01 par value (unlimited shares authorized):	32,579			32,579				32,579
Net Assets - Investor Shares	$588,604	$		$588,604	$-			$588,604
Net Asset Value and Redemption Price Per Share	$18.07	$		$18.07	$-			$18.07
Maximum Offering Price Per Mid-Cap Investor Share (Net Asset Value / 0.97)	$18.63			$18.63	$-			$18.63
Maximum Offering Price Per Small-Cap Investor Share (Net Asset Value / 0.97)		$

Class A Shares:
Class A Shares Outstanding, $0.01 par value (unlimited shares authorized):			741,396	741,396	(741,396)			-
Net Assets - Class A Shares			$9,210,341	$9,210,341	$(9,210,341)			$-
Net Asset Value, Maximum Offering and Redemption Price Per Share			$12.42	$12.42			$

(a)	Reflects expected effect of combined operations per the current expense limitation agreement in effect for the Mid-Cap Fund.
(b)	Reflects non-recurring aggregate estimated reorganization expenses of $27,500.
(c)	Reflects share totals, net of retired shares of the All-Cap Fund. The Net Asset Value of the Mid-Cap Fund is higher than the Net Asset Value of the All-Cap Fund. This results in a lower number of shares outstanding after the Reorganization. (Calculation: Total Combined Net Assets/NAV per share of the Mid-Cap Fund).

See accompanying notes to Pro-Forma financial statements.

Capital Management Funds

PRO-FORMA STATEMENTS OF OPERATIONS

		B.
	A.	Wellington Shields	Mid-Cap Fund (combined)
For the year ended November 30, 2017 (Unaudited)	Mid-Cap Fund	All-Cap Fund	(A) + (B)	Pro-Forma		Total After
			Grand Total	Adjustments		Adjustments
Investment income:
Dividends	$225,963	$142,704	$368,667	-		$368,667
Foreign withholding tax	(1,276)	-	(1,276)	-		(1,276)
Interest	4,840	2,531	7,371	-		7,371
Total investment income	229,527	145,235	374,762	-		374,762

Expenses:
Advisory fees	202,386	95,275	297,661	-		297,661
Distribution and service (12b-1)	4,745	33,346	38,091	(33,346	)(a)	4,745
Administration fees	59,297	32,696	91,993	(13,641	)(b)	78,352
Legal fees	23,253	19,150	42,403	-		42,403
Audit and tax preparation fees	15,500	15,000	30,500	(15,000	)(c)	15,500
Trustees' fees and meeting expenses	11,001	11,132	22,133	(11,000	)(c)	11,133
Other operating expenses	8,840	7,084	15,924	-		15,924
Custody fees	6,265	6,273	12,538	(6,000	)(b)	6,538
Securities pricing fees	4,172	3,750	7,922	-		7,922
Registration and filing fees	1,457	1,903	3,360	(1,109	)(c)	2,251
Total expenses	336,916	225,609	562,525	(80,096)		482,429
Less:
Advisory fees waived	(28,504)	(82,636)	(111,140)	80,096		(31,044)
Distribution and service (12b-1) fees waived	-	-	-			-
Net expenses	308,412	142,973	451,385	-		451,385

Net Investment Income (Loss)	(78,885)	2,262	(76,623)	-		(76,623)

Realized and unrealized gain on investments and options:
Net realized gain on investments	2,799,302	236,158	3,035,460			3,035,460
Net realized gain on options written	28,899	-	28,899			28,899
Net change in unrealized appreciation on investments	453,343	1,064,627	1,517,970			1,517,970
Net realized and unrealized gain on investments and options written	3,281,544	1,300,785	4,582,329	-		4,582,329

Net Increase in Net Assets Resulting from Operations	$3,202,659	$1,303,047	$4,505,706	$-		$4,505,706

(a)	Reflects expected effect of combined operations.
(b)	Based on the contract in effect of the Acquiring Fund at the combined average daily net assets.
(c)	Decrease due to the elimination of duplicative expenses achieved by merging the funds.

See accompanying notes to Pro-Forma financial statements.